   As filed with the Securities and Exchange Commission on December 31, 1996

                                                File Nos. 333-11283; 811-07797

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                                [X]
                         Pre-Effective Amendment No.                        [ ]
                        Post-Effective Amendment No. 1                      [X]
                                     and/or
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                                [X]
                               Amendment No. 2                              [X]
                        (Check appropriate box or boxes)

                           STYLE SELECT SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                    733 Third Avenue, The SunAmerica Center
                               New York, NY 10017
               (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                                733 Third Avenue
                            New York, NY 10017-3204
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Margery K. Neale, Esq.
                    Shereff, Friedman, Hoffman & Goodman LLP
                                919 Third Avenue
                               New York, NY 10022

 It is proposed that this filing will become effective (check appropriate box)
             [ ] immediately upon filing pursuant to paragraph (b)
             [ ] on March 3, 1997 pursuant to paragraph (b)
             [ ] 75 days after filing pursuant to paragraph (a)
             [X] on March 3, 1997 pursuant to paragraph (a) of Rule 485


                              --------------------

         The Registrant has previously elected to register an indefinite number of shares of its Aggressive Growth, Mid-Cap Growth, Value and International Equity Portfolios under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940. In accordance with Rule 24f-2(a)(3) a filing fee of $500 has previously been paid.

===============================================================================

Style Select Series(Trademark)

CONTENTS
---------------------------------------------

 1  Prospectus

 2  Summary of Expenses

 4  Style Select Investing

 4  Investment Objectives and Policies

 5  Aggressive Growth Portfolio

 5  Mid-Cap Growth Portfolio

 6  Value Portfolio

 7  International Equity Portfolio

 7  Advisers' Historical Performance Data

21  Investment Techniques and Risk Factors

28  Management of the Fund

34  Purchase of Shares

36  Redemption of Shares

38  Exchange Privilege

39  Portfolio Transactions, Brokerage and Turnover

39  Determination of Net Asset Value

40  Performance Data

40  Dividends, Distributions and Taxes

42  General Information

                          PROSPECTUS o MARCH  3,  1997

     ----------------------------------------------------------------------

                              Style Select Series

                   733 Third Avenue, New York, NY 10017-3204
                 General Marketing and Shareholder Information
                                 (800) 858-8850

--------------------------------------------------------------------------------

Style Select Series, Inc. (the 'Fund') is an open-end management investment company. The Fund currently offers four separate investment portfolios (each, a 'Portfolio'). The Fund is managed by SunAmerica Asset Management Corp. ('SunAmerica'). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an 'Adviser'), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

An investor may invest in one or more of the following Portfolios:

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies. The Advisers for Aggressive Growth Portfolio are JANUS CAPITAL CORPORATION, SUNAMERICA and WARBURG, PINCUS COUNSELLORS, INC.

MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of medium-sized companies. The Advisers for Mid-Cap Growth Portfolio are MILLER ANDERSON & SHERRERD, LLP, PILGRIM BAXTER & ASSOCIATES, LTD. and T. ROWE PRICE ASSOCIATES, INC.

VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities using a 'value' style of investing. The Advisers for Value Portfolio are DAVIS SELECTED ADVISERS, L.P., NEUBERGER&BERMAN, LLC and STRONG CAPITAL MANAGEMENT, INC.

INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Advisers for International Equity Portfolio are ROWE PRICE-FLEMING INTERNATIONAL, INC., STRONG CAPITAL MANAGEMENT, INC. and WARBURG, PINCUS COUNSELLORS, INC.

As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Portfolios will be achieved.

Each Portfolio currently offers Class A, Class B and Class C shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares) or (ii) deferred (purchases of Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class B shares may be subject to a declining contingent deferred sales charge ('CDSC') imposed on redemptions made within six years of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of purchase. Class C shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'). See 'Purchase of Shares.'

Shares of the Portfolios are not obligations of or guaranteed by the United States Government, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

This Prospectus explains concisely what you should know before investing in any of the Portfolios. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated March 3, 1997, which is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge by contacting the Fund at the address or telephone number listed above.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2
Style Select Series(Trademark)

Summary of Expenses
--------------------------------------------------------------------------------


A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C shares follows:


                                                                                                               INTERNATIONAL
                                          AGGRESSIVE                MID-CAP                                        EQUITY
                                       GROWTH PORTFOLIO        GROWTH PORTFOLIO         VALUE PORTFOLIO           PORTFOLIO
                                     Class   Class   Class   Class   Class   Class   Class   Class   Class   Class   Class  Class
                                       A       B       C       A       B       C       A       B       C       A       B      C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)        5.75%    None    None   5.75%    None    None   5.75%    None    None   5.75%    None   None

Maximum Sales Load on
 Reinvested Dividends                 None    None    None    None    None    None    None    None    None    None    None   None
Maximum Deferred Sales Load(2)        None   4.00%   1.00%    None   4.00%   1.00%    None   4.00%   1.00%    None   4.00%  1.00%
Redemption Fees(3)                    None    None    None    None    None    None    None    None    None    None    None   None
Exchange Fees                         None    None    None    None    None    None    None    None    None    None    None   None
ANNUAL PORTFOLIO OPERATING
 EXPENSES (NET OF FEE
 WAIVERS/EXPENSE
 REIMBURSEMENTS)(4)
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees                      1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.10%   1.10%   1.10%
12b-1 Fees(5)                        0.35%   1.00%   1.00%   0.35%   1.00%   1.00%   0.35%   1.00%   1.00%   0.35%   1.00%   1.00%
Other Expenses                        .43%    .43%    .43%    .43%    .43%    .43%    .43%    .43%    .43%    .58%    .58%    .58%
TOTAL OPERATING EXPENSES             1.78%   2.43%   2.43%   1.78%   2.43%   2.43%   1.78%   2.43%   2.43%   2.03%   2.68%   2.68%
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See 'Purchase of Shares.'
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3) A $15.00 fee may be imposed for wire redemptions.
(4) The information provided represents estimated amounts for the current fiscal year.
(5) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                                                                               3
                                                  Style Select Series(Trademark)
EXAMPLE:
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                                    1 YEAR           3 YEARS

                                  ---------------------------
AGGRESSIVE GROWTH PORTFOLIO
(Class A shares)                   $  75            $  110
(Class B shares)*                  $  65            $  106
(Class C shares)                   $  35            $  76
MID-CAP GROWTH PORTFOLIO
(Class A shares)                   $  75            $  110
(Class B shares)*                  $  65            $  106
(Class C shares)                   $  35            $  76
VALUE PORTFOLIO
(Class A shares)                   $  75            $  110
(Class B shares)*                  $  65            $  106
(Class C shares)                   $  35            $  76
INTERNATIONAL EQUITY PORTFOLIO
(Class A shares)                   $  77            $  118
(Class B shares)*                  $  67            $  113
(Class C shares)                   $  37            $  83

You would pay the following expenses on the same investment, assuming no redemption:

                                    1 YEAR           3 YEARS
                                  ---------------------------
AGGRESSIVE GROWTH PORTFOLIO
(Class A shares)                   $  75            $  110
(Class B shares)*                  $  25            $  76
(Class C shares)                   $  25            $  76
MID-CAP GROWTH PORTFOLIO
(Class A shares)                   $  75            $  110
(Class B shares)*                  $  25            $  76
(Class C shares)                   $  25            $  76
VALUE PORTFOLIO
(Class A shares)                   $  75            $  110
(Class B shares)*                  $  25            $  76
(Class C shares)                   $  25            $  76
INTERNATIONAL EQUITY PORTFOLIO
(Class A shares)                   $  77            $  118
(Class B shares)*                  $  27            $  83
(Class C shares)                   $  27            $  83

--------------------------------------------------------------------------------

* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares.

The foregoing examples, including the 5% return and the expenses used, are intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly, and should not be considered a representation of past or future performance or expenses. For more complete descriptions of the various costs and expenses, see 'Purchase of Shares.' Actual expenses may be greater or less than those shown.

4
Style Select Series(Trademark)

Style Select Investing
--------------------------------------------------------------------------------

Each Portfolio of the Fund is intended to provide investors with access to several different professional investment advisers, each seeking the same investment objective and utilizing a similar investment style with respect to a separate portion of the Portfolio's assets. Normally, the investment decisions for each Portfolio will be made by at least three Advisers, which may include SunAmerica. SunAmerica will select Advisers that it believes will provide each Portfolio with the highest quality investment services, while obtaining, within each Portfolio's overall investment objective, a distinct investment style.

SunAmerica will allocate investments in each Portfolio (and of redemption requests) equally among the Advisers of each Portfolio. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or 'rebalanced') to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders. Such rebalancing may be effected by allocating cash flows differently among the Advisers.

From time to time, SunAmerica, with the approval of the Board, may add a new Adviser for a Portfolio, replace an Adviser or reduce the number of Advisers for a Portfolio. See 'Management of the Fund.'

Investment Objectives and Policies
--------------------------------------------------------------------------------

The investment objective of each Portfolio is long-term growth of capital, and each Portfolio seeks to achieve its investment objective primarily through investment in equity securities. There can be no assurance that any Portfolio's investment objective will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. The section 'Investment Techniques and Risk Factors' contains a discussion of certain types of other securities in which each Portfolio may make a significant investment and certain investment techniques that each Adviser for the Portfolios may use. In addition, that section contains a discussion of certain of the principal risks attendant to an investment in the Portfolios. Although each Adviser for a Portfolio is permitted to invest in the various types of securities and use the investment techniques indicated in that section, no Adviser is required to invest in any particular type of permitted security or to use any particular investment technique. Rather, each Adviser is given full discretion to manage its portion of the assets of a Portfolio according to its own investment discretion.

Except as specifically indicated, each Portfolio's respective investment objective and the investment policies and strategies described herein are not fundamental policies of the Portfolio and may be changed by the Board without the approval of shareholders. Certain investment restrictions may not be changed without a majority vote of the outstanding voting securities of that Portfolio. Each Portfolio's fundamental investment restrictions are described in the Statement of Additional Information. For purposes of any investment policies or restrictions discussed below, the percentage limitations of each Portfolio will be applied by each Adviser to the portion of the Portfolio's assets managed by that Adviser and will be determined at the time of an investment. SunAmerica, however, is ultimately responsible for overseeing compliance by the Advisers, and will in such capacity verify that in the aggregate the investments of each Portfolio complies with applicable percentage limitations.

Each Portfolio is 'non-diversified' (as such term is defined under the 1940
Act), subject, however, to certain tax diversification requirements. See 'Dividends, Distributions and Taxes.'

                                                                               5
                                                  Style Select Series(Trademark)

Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Aggressive Growth Portfolio, advised by Janus Capital Corporation ('Janus'), SunAmerica and Warburg, Pincus Counsellors, Inc. ('Warburg'), will invest, under normal circumstances, in securities of companies believed by the Adviser to have significant growth potential or to have above-average earnings growth or value. Such companies will generally be companies that typically have a market capitalization of less than $1 billion ('Small Cap Companies') or medium-sized companies that typically have a market capitalization between $1 billion and $5 billion ('Mid-Cap Companies'). However, the Advisers may also purchase securities of larger companies that typically have a market capitalization in excess of $5 billion ('Large Cap Companies').

Small Cap Companies generally will be companies that, although not 'start-up' companies, have been in business for a shorter period of time than Mid-Cap Companies. Small Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies. While some Small Cap Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter.

Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange ('NYSE') or another national or international stock exchange. Such companies, however, may be less seasoned than Large Cap Companies. In general, the securities of Mid-Cap Companies may be more volatile than those of Large Cap Companies.

There is no requirement that any minimum percentage of assets of the Portfolio be maintained in securities of either Small Cap Companies or Mid-Cap Companies. In general, to the extent that more of the Portfolio's assets are invested in Small-Cap Companies, the Portfolio's net asset value will be subject to more volatility than if such assets were invested in larger companies. See 'Investment in Small Cap Companies' in 'Investment Techniques and Risk Factors.'

Under normal conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). In addition, the Portfolio may invest up to 35% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is, below 'BBB' by Standard & Poor's Corporation, a Division of the McGraw-Hill Companies ('S&P'), or below 'Baa' by Moody's Investors Service ('Moody's'), or if unrated, determined by the Adviser to be of equivalent quality. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Mid-Cap Growth Portfolio, advised by Miller Anderson & Sherrerd, LLP ('MAS'), Pilgrim Baxter & Associates, Ltd. ('PBA') and T. Rowe Price Associates, Inc. ('T. Rowe Price'), will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of Mid-Cap Companies, as defined in 'Aggressive Growth Portfolio,' above. Such companies are considered by the Adviser to have a historical record of above-average growth rate; to have the ability to sustain earnings growth; to offer proven products or services; or to operate in industries experiencing increasing demand. The Adviser may select certain of such securities because it considers them to be undervalued in the market. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in the securities of Mid-Cap Companies.

Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange ('NYSE') or another national or international stock exchange. Such companies, however, may be

6
Style Select Series(Trademark)

less seasoned than Large Cap Companies, but are believed by the Adviser to offer greater potential for growth. In general, the securities of Mid-Cap Companies may be more volatile than those of Large Cap Companies.

Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). In addition, the Portfolio may invest up to 35% of its total assets in equity securities of issuers other than Mid-Cap Companies and in debt securities that the Adviser expects have the potential for capital appreciation. The Portfolio may invest in such debt securities rated as low as 'BBB' by S&P, or 'Baa' by Moody's or if unrated, determined by the Adviser to be of equivalent quality. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Value Portfolio
--------------------------------------------------------------------------------

The Value Portfolio, advised by Davis Selected Advisers, L.P. ('Davis'), Neuberger&Berman, LLC ('Neuberger&Berman') and Strong Capital Management, Inc. ('Strong') (which has subcontracted with Schafer Capital Management, Inc. ('Schafer') to act as Adviser to its portion of the Value Portfolio), will invest, under normal circumstances, in securities that the Adviser believes are selling at a price that is low relative to their worth. Investments will be identified based upon factors such as undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a low price to earnings ratio and, although current income will not always be a significant factor in selecting securities, a high dividend yield. In addition, the Adviser may take into account such other factors as an issuer's product demand and development, resources for expansion, quality of management and overall favorable business prospects.

While the Adviser seeks to identify investments with the potential for above-average appreciation, there is a risk that other investors will not recognize the intrinsic worth of a security owned by the Portfolio for a long period, if at all. In addition, there is the risk that a security judged to be undervalued by the Adviser is actually appropriately priced due to fundamental problems with the issuer's business prospects that are not yet apparent.

Under normal conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The Portfolio will invest in securities of companies without regard to their market capitalization. However, investing in smaller companies may have greater risks than investing in larger companies. See 'Investment in Small Companies' in 'Investment Techniques and Risk Factors.' In addition, the Portfolio may invest up to 35% of its total assets in debt securities that the Adviser expects to have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is, below 'BBB' by S&P, or below 'Baa' by Moody's, or if unrated, determined by the Adviser to be of equivalent quality. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

                                                  Style Select Series(Trademark)

International Equity Portfolio
--------------------------------------------------------------------------------

The International Equity Portfolio, advised by Warburg, Rowe Price-Fleming International, Inc. ('Rowe-Fleming') and Strong, will invest, under normal circumstances, in securities of non-U.S. issuers. Country selection is a significant part of each Adviser's investment process. The Portfolio is permitted to invest in any country where it is legal for U.S. investors to invest.

The Portfolio will invest in securities of companies without regard to their market capitalization. However, investing in smaller companies may have greater risks than investing in larger companies. See 'Investment in Small Cap Companies' in 'Investment Techniques and Risk Factors.' The Portfolio may also invest in companies located in countries considered to be emerging markets. The term 'emerging markets' applies to any country that is generally considered to be an emerging or developing country by the international financial community. Investment in foreign securities in general, and in emerging markets in particular, involves certain risks not present when investing in United States securities. See 'Foreign Securities' in 'Investment Techniques and Risk Factors.'

Under normal conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of issuers in at least three countries other than the United States. The Portfolio may purchase securities on foreign stock exchanges, on U.S. stock exchanges, or in the over-the-counter market. In addition, the Portfolio may invest in securities in the form of sponsored or unsponsored American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') or other similar securities representing a right to obtain underlying securities of foreign issuers. The Portfolio may invest up to 35% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is below 'BBB' by S&P, or below 'Baa' by Moody's, or if unrated, determined by the Adviser to be of equivalent quality. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Advisers' Historical Performance Data
--------------------------------------------------------------------------------

Set forth below is historical performance data relating to each of the Advisers selected by SunAmerica for the Portfolios. The performance information presented below is based on data provided by each Adviser relating to all of the accounts managed by that Adviser that have investment objectives and policies similar (although not necessarily identical) to the relevant Portfolio and are advised by that Adviser using investment styles and strategies substantially similar to those to be employed by that Adviser in advising its portion of the Portfolio. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND OR ANY PORTFOLIO. The Fund is newly organized and has no performance record of its own. The following performance should not be considered a prediction of future performance of the Fund or any Portfolio. The performance of a particular Portfolio may be higher or lower than that shown below.

All of the historical performance information reflects annualized total return over the stated period of time. Total return shows how much an investment has increased (decreased) over a specified period of time and includes capital appreciation and income. The term 'annualized total return' signifies that cumulative total returns for a stated time period (i.e., 1, 3, 5 or 10 years) have been annualized over such period. In order to present the total return information in a consistent manner, all returns were calculated by geometrically linking quarterly total return data for the relevant number of quarters and annualizing the result over the equivalent number of years.

All information relies on data supplied by the Advisers or Lipper Analytical Services, Inc. ('Lipper') and believed by the Fund to be reliable.

8
Style Select Series(Trademark)

However, such information has not been verified, and unless otherwise indicated in the endnotes to the tables set forth below, has not been audited. In certain cases as indicated, the total return for a particular Adviser's composite performance has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ('AIMR'). If not so stated, the performance, while having been calculated in accordance with AIMR methodology, has not been independently verified or audited. Performance figures for any particular Adviser do not necessarily reflect all of the Adviser's assets under management and may not accurately reflect the performance of all accounts managed by the Adviser.

The performance information is presented net of actual fees charged by the individual Advisers, except as otherwise noted, but do not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower. If the performance figures are net of actual fees, they do not reflect the operating expenses of the Portfolio (such as Rule 12b-1 fees) or any applicable sales charge. In the event that the performance figures are not net of actual fees, they are instead presented net of annualized expenses projected for the particular Portfolio for its initial fiscal period, but do not reflect any sales charge. Such annualized expenses are higher than actual fees charged to the accounts reflected in the data, so that the performance depicted below is lower than the actual performance experienced by such accounts.

Certain of the client accounts that are included in an Adviser's past performance record may not be registered investment companies. Such accounts would not be subject to the same types of expenses to which the Fund is subject, nor to the specific tax diversification and other restrictions and investment limitations imposed on the Fund and its Portfolios by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). The performance results that include accounts that are not registered investment companies might have been less favorable had they been subject to regulation as investment companies under the relevant federal laws.


In addition to the individual investment performance of each Adviser for the periods indicated, the following tables reflect the combined performance of all of the Advisers for each Portfolio. The combined information is presented only with respect to periods during which all Advisers to a Portfolio were managing accounts similar to the Portfolio, and reflects an equal one-third allocation to each Adviser at all times during the period in question. All performance information set forth below is premised on the assumption that, had the Portfolio been in existence, each Adviser would have been selected by SunAmerica to manage the particular Portfolio at all times during the period for which performance information is presented and that each Portfolio would have in fact been allocated in equal one-third portions to each of the Advisers for the periods for which combined historical information is presented. Notwithstanding these assumptions, SunAmerica may change Advisers and the allocation of assets among the different Advisers within a single Porfolio. In addition, the allocation of assets among the Advisers of a Portfolio is expected to vary relative to the performance of each portion of the Portfolio. The combined Adviser performance chart is hypothetical, and is not an actually managed portfolio. The chart does not represent an estimate of what a Portfolio's performance would have been had it operated during the relative periods shown.

    Finally, for each period presented, the investment performance for the Advisers of each Portfolio, and, in certain cases, combined hypothetical information for such Advisers, is compared to the average performance of a group of similar mutual funds tracked by Lipper. Lipper calculates its group averages by taking a mathematical average of the returns of the funds included in the group, weighted by net assets.

                                                                               9
                                                  Style Select Series(Trademark)

Advisers for Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Aggressive Growth Portfolio are:

JANUS CAPITAL CORPORATION (JANUS)
SUNAMERICA ASSET MANAGEMENT CORP. (SUNAMERICA)
WARBURG, PINCUS COUNSELLORS, INC. (WARBURG)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
PERIODS ENDED JUNE 30, 1996

                              [1-YEAR BAR CHART]

                                                       One Year
Lipper Small Company Growth Group                        30.6%
Combined Adviser Performance                             41.4%
Janus                                                    49.8%
SunAmerica                                               40.8%
Warburg                                                  34.0%

                              [3-YEAR BAR CHART]

                                                      Three Years
Lipper Small Company Growth Group                        18.3%
Combined Adviser Performance                             25.3%
Janus                                                    31.2%
SunAmerica                                               23.7%
Warburg                                                  20.8%

                              [5-YEAR BAR CHART]

                                                      Five Years
Lipper Small Company Growth Group                        19.0%
Combined Adviser Performance                             24.7%
Janus                                                    28.0%
SunAmerica                                               23.1%
Warburg                                                  22.5%

10
Style Select Series(Trademark)

ENDNOTES
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees, but does not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance may be lower.

  Janus

Janus' historical performance data covers six and one-half years and reflects the performance of the Janus Aggressive Growth composite. The annualized return since inception of the composite is 26% as of June 30, 1996. The composite includes all aggressive growth equity accounts with assets above $5 million for which Janus has discretionary authority, including one aggressive growth mutual fund. As of June 30, 1996, the composite included 11 accounts with aggregate assets of $536 million, which represented 1.4% of total assets under management. Accounts enter the composite upon their first full quarter under management in which assets exceed $5 million. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges. The performance history is calculated in accordance with the standards set forth by AIMR.

  SunAmerica

SunAmerica's historical performance data covers 9 1/4 years and reflects the performance of a single, front-end load mutual fund ('Class A'). The annualized return since inception of the fund as of June 30, 1996 for Class A shares is 14.7%. According to SunAmerica, this fund reflects the only comparable vehicle managed by SunAmerica in the small capitalization growth strategy with a performance record over one year. As of June 30, 1996, the fund's Class A net assets totaled $147.2 million. As of such date, the net assets of Class B of the fund totaled $96.7 million. Class B return for the one year ending June 30, 1996 is 39.8% and since inception, September 24, 1993, 20.7%.

  Warburg

Warburg's historical performance data covers 8 1/4 years and reflects the performance of a single, no-load mutual fund. The annualized return since inception of the fund is 18% as of June 30, 1996. As of June 30, 1996, the fund's net assets totaled $968.3 million. According to Warburg, this fund is the only retail vehicle managed by Warburg with a small capitalization growth strategy.

COMBINED ADVISER PERFORMANCE

Performance for the 5-year, 3-year and 1-year composite bar charts reflects a combined composite weighted equally among the Janus Aggressive Growth composite, SunAmerica fund (Class A), and Warburg fund. The performance for each Adviser is presented net of actual fees paid by each account included in the composite, but does not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower.

LIPPER SMALL COMPANY GROWTH MUTUAL FUND GROUP

Developed by Lipper Analytical Services, Inc., the Lipper Small Company Growth Mutual Fund Group currently reflects a group of 429 mutual funds which limit their investments to companies on the basis of the size of the company. This group was selected because the investment parameters of the Aggressive Growth Portfolio are consistent with the criteria Lipper used to include funds in this group.

                                                                              11
                                                  Style Select Series(Trademark)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
SIX YEARS ENDED JUNE 30, 1996

                            [6-YEAR MOUNTAIN CHART]

                             Combined         Lipper Small
                              Adviser       Company Growth
                          Performance                Group
                1990          $10,000              $10,000
                1991          $10,660              $10,510
                1992          $12,547              $12,065
                1993          $16,349              $15,118
                1994          $16,169              $15,405
                1995          $22,701              $19,195
                1996          $32,099              $25,069

GROWTH OF A $10,000 INVESTMENT

The 'Growth of a $10,000 Investment' composite chart reflects six years of performance data and reflects a combined composite weighted equally among the Janus Aggressive Growth composite, SunAmerica fund (Class A) and Warburg fund. Returns for all time periods are net of actual fees, but do not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower.

12
Style Select Series(Trademark)

Advisers for Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Mid-Cap Growth Portfolio are:

MILLER ANDERSON & SHERRERD, LLP (MAS)
PILGRIM BAXTER & ASSOCIATES, LTD. (PBA)
T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
PERIODS ENDED JUNE 30, 1996

                              [1-YEAR BAR CHART]

                                                                   One Year
Lipper Mid-Cap Growth Group                                          25.3%
Combined Adviser Performance                                         42.1%
MAS                                                                  44.0%
PBHG                                                                 48.0%
T. Rowe Price                                                        34.4%

                              [3-YEAR BAR CHART]

                                                                  Three Years
Lipper Mid-Cap Growth Group                                          16.6%
Combined Adviser Performance                                         22.8%
MAS                                                                  22.1%
PBHG                                                                 23.5%
T. Rowe Price                                                        22.4%

                              [5-YEAR BAR CHART]

                                                                  Five Years
Lipper Mid-Cap Growth Group                                          17.9%
MAS                                                                  19.7%
PBHG                                                                 21.8%

                                                                              13
                                                  Style Select Series(Trademark)

ENDNOTES
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance may be lower.

  MAS

MAS' historical performance data covers six and one-quarter years and reflects the performance of a single, no-load mutual fund. The annualized return since inception of the fund is 21.1% as of June 30, 1996. According to MAS, this fund is the only account managed by MAS with a mid cap growth strategy. As of June 30, 1996, the fund's net assets totaled $459.1 million.

  PBA

PBA's historical performance data covers ten years and reflects the performance of the PBA Mid-Cap composite, which as of June 30, 1996, included five unrestricted mid-cap equity accounts totaling $1.23 billion or 10% of all equity assets under management, and 100% of all mid-cap equity accounts under management, according to PBA. The annualized ten-year return of the composite is 15.2% as of June 30, 1996. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges. The performance history is calculated in accordance with the standards set forth by AIMR.

  T. Rowe Price

T. Rowe Price's historical performance data covers four years and reflects the performance of a single, no-load mutual fund. The annualized return since inception of the fund is 25.9% as of June 30, 1996. According to T. Rowe Price, this fund is the only account managed by T. Rowe Price with a mid-cap growth strategy and assets of at least $100 million. As of June 30, 1996, the fund's net assets totaled $611.2 million.

COMBINED ADVISER PERFORMANCE

Performance on the 3-year and 1-year composite bar charts reflects a combined composite weighted equally among the MAS fund, PBA Mid Cap Composite and T. Rowe Price fund. The performance for each Adviser is presented net of actual fees paid by each account included in the composite.

LIPPER MID-CAP MUTUAL FUND GROUP

Developed by Lipper Analytical Services, Inc., the Lipper Mid-Cap Mutual Fund Group currently reflects a group of 167 mutual funds which limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). This group was selected because the investment parameters of the Mid-Cap Growth Portfolio are consistent with the criteria Lipper used to include funds in this group.

14
Style Select Series(Trademark)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
FOUR YEARS ENDED JUNE 30, 1996

                            [4-YEAR MOUNTAIN CHART]

                                Lipper
                 Combined      Mid-Cap
                  Adviser       Growth
              Performance        Group
    1992          $10,000      $10,000
    1993          $12,790      $12,470
    1994          $12,854      $12,620
    1995          $16,684      $15,762
    1996          $23,709      $19,750

GROWTH OF A $10,000 INVESTMENT

The 'Growth of a $10,000 Investment' composite chart reflects four years of performance data, and reflects a combined composite weighted equally among the MAS fund, PBA Mid Cap Composite and T. Rowe Price fund. Returns for all time periods are net of actual fees.

                                                                              15
                                                  Style Select Series(Trademark)

Advisers for Value Portfolio
--------------------------------------------------------------------------------

The Advisers for the Value Portfolio are:

DAVIS SELECTED ADVISERS, L.P. (DAVIS)
NEUBERGER&BERMAN, LLC (NEUBERGER&BERMAN)
STRONG CAPITAL MANAGEMENT, INC. (SUBCONTRACTED
TO SCHAFER AND REFERRED TO FOR THE PURPOSES OF THIS ENDNOTE AS
'STRONG/SCHAFER').

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
PERIODS ENDED JUNE 30, 1996

                              [1-YEAR BAR CHART]

                                         One Year
Lipper Equity-Income Group                 21.8%
Combined Adviser Performance               22.1%
Davis                                      22.2%
Neuberger&Berman                           24.8%
Strong/Schafer                             19.1%

                              [3-YEAR BAR CHART]

                                        Three Years
Lipper Equity-Income Group                 12.8%
Combined Adviser Performance               16.3%
Davis                                      16.7%
Neuberger&Berman                           17.0%
Strong/Schafer                             15.0%

                              [5-YEAR BAR CHART]

                                        Five Years
Lipper Equity-Income Group                 13.7%
Combined Adviser Performance               17.8%
Davis                                      19.0%
Neuberger&Berman                           17.2%
Strong/Schafer                             16.8%

                              [10-YEAR BAR CHART]

                                         Ten Years
Lipper Equity-Income Group                 10.7%
Combined Adviser Performance               13.6%
Davis                                      15.8%
Neuberger&Berman                           12.9%
Strong/Schafer                             11.9%

16
Style Select Series(Trademark)

ENDNOTES
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees, but does not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance may be lower.

  Davis

Davis' historical performance data covers ten years and reflects the performance of a single, front-end load mutual fund. According to Davis, this fund represents the only retail vehicle managed by Davis with a value strategy within the firm. As of June 30, 1996, the fund's net assets totaled $2,150.6 million.

  Neuberger&Berman

Neuberger&Berman's historical performance data covers ten years and reflects the performance of a single, no-load mutual fund. According to Neuberger&Berman, although there are other value-styled accounts managed by the firm, this fund represents the only vehicle managed by Neuberger&Berman in accordance with the same particular value strategy as the Value Portfolio. As of June 30, 1996, the fund's net assets totaled $2,000.2 million.

  Strong/Schafer

Strong/Schafer's historical performance data covers ten years and reflects the performance of the Schafer Capital Equity composite. As of June 30, 1996, the composite included 2 accounts, a separately managed account and a mutual fund, totaling $400 million or 100% of Schafer's total assets under management. The returns for the Schafer Capital Equity composite were supplied to the Fund gross of fees, but have been adjusted to give effect to the level of annualized expenses projected for the Value Portfolio during the initial fiscal period, which is 1.78%. None of the accounts in the composite bears any sales loads or charges.

COMBINED ADVISER PERFORMANCE

Performance on all of the composite bar charts reflects a combined composite weighted equally among the Davis fund, Neuberger&Berman fund, and Schafer Capital Equity composite. The returns for the Davis fund and Neuberger&Berman fund are net of actual expenses, but do not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower. The gross returns for the Schafer Capital Equity Composite have been adjusted to give effect to the level of annualized expenses projected for the Value Portfolio during the initial fiscal period, which is 1.78%.

LIPPER EQUITY INCOME MUTUAL FUND GROUP--AVERAGE PERFORMANCE

Developed by Lipper Analytical Services, Inc., the Lipper Equity Income Mutual Fund Group currently reflects a group of 177 mutual funds which seek relatively high current income and growth of income through investing 60% or more of assets in equities. This group was selected because the investment parameters of the Value Portfolio are consistent with the criteria Lipper used to include funds in this group.

                                                                              17
                                                  Style Select Series(Trademark)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
TEN YEARS ENDED JUNE 30, 1996

                           [10-YEAR MOUNTAIN CHART]

                             Combined           Lipper
                              Adviser    Equity-Income
                          Performance            Group
                1986          $10,000          $10,000
                1987          $11,830          $11,530
                1988          $11,215          $11,265
                1989          $13,480          $12,909
                1990          $15,125          $13,723
                1991          $15,851          $14,560
                1992          $18,752          $16,729
                1993          $22,821          $19,322
                1994          $23,984          $19,612
                1995          $29,381          $22,730
                1996          $35,874          $27,686

GROWTH OF A $10,000 INVESTMENT

The 'Growth of a $10,000 Investment' composite chart reflects ten years of performance data, weighted equally among the Davis fund, Neuberger&Berman fund and Schafer Capital Equity composite. Returns for the Davis fund and Neuberger&Berman fund are net of actual expenses, but do not reflect the imposition of any sales loads or charges, if applicable. If sales loads or charges were reflected, where applicable, performance would have been lower. Gross returns for the Schafer Capital Equity Composite have been adjusted to give effect to the level of annualized expenses projected for the Value Portfolio during the initial fiscal period, which is 1.78%.

18
Style Select Series(Trademark)

Advisers for International Equity Portfolio
--------------------------------------------------------------------------------

The Advisers for the International Equity Portfolio are:

WARBURG, PINCUS COUNSELLORS, INC. (WARBURG)
ROWE PRICE-FLEMING INTERNATIONAL, INC.
(ROWE-FLEMING)
STRONG CAPITAL MANAGEMENT, INC. (STRONG)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
PERIODS ENDED JUNE 30, 1996

                              [1-YEAR BAR CHART]

                                        One Year
Lipper International Group                15.5%
Combined Adviser Performance              21.2%
Warburg                                   23.7%
Rowe-Fleming                              16.3%
Strong                                    23.7%

                              [3-YEAR BAR CHART]

                                       Three Years
Lipper International Group                12.3%
Combined Adviser Performance              15.3%
Warburg                                   15.9%
Rowe-Fleming                              13.7%
Strong                                    16.0%

                              [5-YEAR BAR CHART]

                                       Five Years
Lipper International Group                10.3%
Warburg                                   13.8%
Rowe-Fleming                              11.8%

                                                                              19
                                                  Style Select Series(Trademark)

ENDNOTES
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance may be lower.

  Rowe-Fleming

Rowe-Fleming's historical performance data covers ten years and reflects the performance of the Mainstream International Equities composite managed by Rowe-Fleming. As of December 31, 1995, the composite included 15 accounts totaling $3.35 billion in assets, or 38% of all assets under management. The annualized ten-year return of the composite is 11.8% as of June 30, 1996. The performance history provided by Rowe-Fleming's is calculated in accordance with the standards set forth by AIMR. The returns for the Mainstream International Equities composite were supplied to the Fund gross of fees but have been adjusted to give effect to the level of annualized expense projected for the International Equity Portfolio during the initial fiscal period, which is 2.03%. None of the accounts included in the composite bears any sales loads or charges.

  Strong

Strong's historical performance data covers four and one-quarter years and reflects the performance of the Strong International Equity composite which, as of June 30, 1996, included 4 separate accounts totaling $399 million, or 2% of the firm's total assets under management, as well as two mutual funds, the Strong International Stock Fund and the Strong International Stock Fund II. The annualized return since inception of the composite is 14.5% as of June 30, 1996. According to Strong, the composite reflects all accounts managed by the firm within their international investment discipline. The returns for the Strong International Equity composite were supplied to the Fund gross of fees, but have been adjusted to give effect to the level of annualized expenses projected for the International Equity Portfolio during the initial fiscal period, which is 2.03%. None of the accounts included in the composite bears any sales loads or charges.

  Warburg

Warburg's historical performance data covers seven years and reflects the performance of a single, no-load mutual fund. The annualized return since inception of the fund is 13.6% as of June 30, 1996. As of June 30, 1996, the fund's net assets totaled $2,943.8 million. According to Warburg, the fund is the only retail vehicle managed by Warburg with an international strategy.

COMBINED ADVISER PERFORMANCE

Performance on the 3-year and one-year composite bar charts reflects a combined composite weighted equally among the Rowe-Fleming Mainstream International Equities composite, Strong International Equity composite and Warburg fund. The gross returns for the Rowe-Fleming Mainstream International Equities composite and the Strong International Equity composite have been adjusted to give effect to the level of annualized expenses projected for the International Equity Portfolio during the initial fiscal period, which is 2.03%. The returns for the Warburg fund are net of actual fees.

LIPPER INTERNATIONAL MUTUAL FUND GROUP--AVERAGE PERFORMANCE

Developed by Lipper Analytical Services, Inc., the Lipper International Mutual Fund Group currently reflects a group of 373 mutual funds which invest in securities whose primary trading markets are outside of the United States. This group was selected because the investment parameters of the International Equity Portfolio are consistent with the criteria Lipper used to include funds in this group.

20
Style Select Series

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
FOUR YEARS ENDED JUNE 30, 1996

                            [4-YEAR MOUNTAIN CHART]

                           Combined           Lipper
                            Adviser    International
                        Performance            Group
                1992        $10,000          $10,000
                1993        $10,920          $10,740
                1994        $13,901          $12,995
                1995        $13,790          $13,151
                1996        $16,713          $15,190

GROWTH OF A $10,000 INVESTMENT

The 'Growth of a $10,000 Investment' composite chart reflects four years of performance data, and reflects a combined composite weighted equally among the Strong International Equity composite, Rowe-Fleming Mainstream International Equities composite and Warburg fund. The gross returns for the Strong International Equity composite and the Rowe-Fleming Mainstream International Equities composite have been adjusted to give effect to the level of annualized expenses projected for the International Equities Portfolio during the initial fiscal period, which is 2.03%. The returns for the Warburg fund are net of actual fees.

                                                                              21
                                                  Style Select Series(Trademark)

Investment Techniques and Risk Factors
--------------------------------------------------------------------------------

Unless otherwise specified, each Portfolio may invest in the following securities. As used herein, the term 'Adviser' shall mean either SunAmerica or one of the Advisers chosen by SunAmerica. Also, the stated percentage limitations are applied to an investment at the time of purchase unless otherwise indicated.

Convertible Securities, Preferred Stocks, Warrants and Rights--Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Investment in Small Cap Companies--Each Portfolio may invest in small companies having market capitalizations of under $1 billion. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Foreign Securities--Each Portfolio (other than the International Equity

Portfolio) is authorized to invest up to 30% of its total assets, and the International Equity Portfolio may invest without limitation, in foreign securities. Each Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, including ADRs, as well as EDRs, GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a 'basket' consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolio may invest in securities denominated in other currency 'baskets.' See the Statement of Additional Information for a further discussion of these types of securities.

Risks of Foreign Securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations and costs will be incurred in connection with conversions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

22
Style Select Series(Trademark)

Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.

Emerging Markets. Investments may be made from time to time in issuers domiciled in, or government securities of, developing countries or emerging markets. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates.

Foreign Currency Transactions. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.

Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

Each Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise 'cover' the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions.

Each Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated

                                                                              23
                                                  Style Select Series(Trademark)


as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Foreign Investment Companies. The International Equity Portfolio may invest in foreign investment companies to the extent set forth below. Some of the countries in which the Portfolio invests may not permit direct investment by foreign investors such as the Portfolio. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolio to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Portfolio does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

Fixed Income Securities--Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or 'called' by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as 'variable rate obligations,' is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called 'floating rate instruments,' changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

U.S. Government Securities--Securities guaranteed by the U.S. government include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

24
Style Select Series(Trademark)

Corporate Debt Instruments--These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

Investment Grade--A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

High-Yield, High Risk Bonds--A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as 'junk bonds'. These include bonds rated below BBB by S&P, or Baa by Moody's, or which are unrated but considered by the Adviser to be of equivalent quality. These securities are considered speculative. See the Statement of Additional Information for a complete description of bond ratings.

The Mid-Cap Growth Portfolio may invest in debt securities rated as low as 'BBB' by S&P, 'Baa' by Moody's, or unrated securities determined by the Adviser to be of comparable quality. The Aggressive Growth, Value and International Equity Portfolios may invest in debt securities rated below investment grade (i.e., below 'BBB' by S&P, or below 'Baa' by Moody's, or if unrated, determined by the Adviser to be of equivalent quality).


Risk Factors Relating to High-Yield, High-Risk Bonds--High-yield, high-risk bonds are subject to greater fluctuations in value than are higher rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

Sensitivity to Interest Rate and Economic Changes--High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

Payment Expectations--High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, an Adviser would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental

                                                                              25
                                                  Style Select Series(Trademark)

analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.


Each Adviser attempts to reduce these risks through diversification of the assets under its control and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a component is downgraded, the Advisers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

Asset-Backed Securities--These securities represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. See the Statement of Additional Information.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

Short-Term and Temporary Defensive Investments--In addition to their primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). In addition, Janus and Neuberger&Berman may invest idle cash of the assets under their control in money market mutual funds that they manage. Such an investment may entail additional fees. See the Statement of Additional Information for a description of short-term debt securities and the Appendix to the Statement of Additional Information for a description of securities ratings.

Repurchase Agreements--Under these types of agreements, a Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain collateral with the Fund's custodian (or at an appropriate sub-custodian in the case of tri- or quad-party repurchase agreements) equal to at least 102% of the repurchase price, plus accrued interest. A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

Hedging and Income Enhancement Strategies--Each Portfolio may write covered calls to enhance income. After writing such a covered call up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be 'covered' while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). For hedging purposes or income enhancement, each Portfolio may use interest rate futures, and stock and bond index futures, including futures on U.S. government securities (together, 'Futures'); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as 'Hedging Instruments'). All puts and calls on

26
Style Select Series(Trademark)

securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by a Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets.

Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective such as hedging or managing risk, but not for speculation. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Advisers' predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Advisers' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain 'cover' or to segregate securities in connection with hedging transactions. A transaction is 'covered' when the Portfolio owns the security subject to the option on such security, or some other security acceptable for applicable escrow requirements. See the Statement of Additional Information for further information concerning income enhancement and hedging strategies and the regulation requirements relating thereto.

Illiquid and Restricted Securities--No more than 15% of the value of a Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See 'Illiquid Securities' in the Statement of Additional Information for a further discussion of investments in such securities.

Hybrid Instruments--These instruments, including indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or

                                                                              27
                                                  Style Select Series(Trademark)

conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Borrowing--As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance investment performance, each Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Securities Lending--Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.

When-Issued, Delayed Delivery and Forward Transactions--These generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. One form of when-issued or delayed delivery security that each Portfolio may purchase is a 'to be announced' or 'TBA' mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage- backed security is purchased or sold with the specific pools to be announced on a future settlement date.

Short Sales--Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio

28
Style Select Series(Trademark)

replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

Each Portfolio may make 'short sales against the box.' A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

Special Situations--A 'special situation' arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Future Developments--Each Portfolio may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

See the Statement of Additional Information for further information concerning these and other types of securities and investment techniques in which the Portfolio may from time to time invest, including dollar rolls, standby commitments and reverse repurchase agreements.

Management of the Fund
--------------------------------------------------------------------------------

Directors. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland.

SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which has over $37 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Century City, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio, SunAmerica and its affiliates serve as adviser, manager and/or administrator for
Anchor Pathway Fund, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica and its affiliates managed, advised and/or administered assets of approximately $8.5 billion as of October 31, 1996 for investment companies, individuals, pension accounts, and corporate and trust accounts.

SunAmerica selects the Advisers for and/or manages the investments of each Portfolio, provides various administrative services and supervises the Portfolio's daily business affairs, subject to general review by the Directors. The Investment Advisory and Management Agreement entered into between SunAmerica and the Fund, on behalf of each Portfolio (the 'Management Agreement') authorizes SunAmerica to manage the assets of each Portfolio and/or to retain the Advisers to do so. SunAmerica monitors the activities of the Advisers, and from time to time will recommend the replacement of an Adviser on the basis of investment performance, style drift, or other considerations.

The annual rate of the investment advisory fee payable to SunAmerica that applies to each of the Aggressive Growth, Mid-Cap Growth and Value Portfolio is 1.00% of Assets. The annual rate of the investment advisory fee payable to SunAmerica that applies to the International Equity Portfolio is 1.10% of Assets. The term 'Assets' means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly,

                                                                              29
                                                  Style Select Series(Trademark)

and may be higher than those charged to other funds.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Aggressive Growth Portfolio 1.90% for Class A shares and 2.55% for Class B and Class C shares, Mid-Cap Portfolio 1.90% for Class A shares and 2.55% for Class B and Class C shares, Value Portfolio 1.90% for Class A shares and 2.55% for Class B and Class C shares and International Equity Portfolio 2.15% for Class A shares and 2.80% for Class B and Class C shares. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time.

Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

The Advisers. The organizations described below act as Advisers to the respective Portfolio pursuant to agreements with SunAmerica (each, a 'Subadvisory Agreement' and collectively the 'Subadvisory Agreements'). The duties of each Adviser include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. Each Adviser, therefore, generally formulates the continuing program for management of the Assets under its control consistent with the Portfolio's investment objectives and the investment policies established by the Board. Because each Adviser manages its portion of its respective Portfolio independently of the Portfolio's other Advisers, the same security may be held in two different portions of the same Portfolio, or may be acquired for one portion of the Portfolio at the time that the Adviser to another portion of the Portfolio deems it appropriate to dispose of the security from that other portion. Under some market conditions, one or more of the Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio.

Each of the Advisers (other than SunAmerica) is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the Advisers' fees. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Adviser. Assuming a level of Assets of $100 million for each Portfolio, it is estimated that the aggregate annual rates of the fees payable by SunAmerica to the Advisers for each Portfolio the first year of operation will be the following, expressed as a percentage of the Assets of each Portfolio:
Aggressive Growth Portfolio, .37%; Mid-Cap Growth Portfolio, .50%; Value Portfolio, .50%; and International Equity Portfolio, .63%. There can be no assurance that the Portfolio will achieve a level of Assets in the amount estimated.

SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission which permits SunAmerica, subject to certain conditions, to enter into Subadvisory Agreements relating to the Fund with Advisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate a Subadvisory Agreement for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio.

AGGRESSIVE GROWTH PORTFOLIO


The Advisers for the Aggressive Growth Portfolio are Janus, SunAmerica and Warburg.

Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 83% of the outstanding voting stock of Janus. Thomas H. Bailey, President and

30
Style Select Series(Trademark)

Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. As of June 30, 1996, Janus had under management more than $39 billion in assets.

Scott W. Schoelzel serves as Portfolio Manager for Janus' portion of the Aggressive Growth Portfolio. Mr. Schoelzel joined Janus in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Inc. Prior to 1991, he was a general partner of Ivy Lane Investments in Denver, Colorado (a real estate investment partnership).

SunAmerica Asset Management Corp. SunAmerica is described above. Audrey L. Snell serves as Portfolio Manager for SunAmerica's portion of the Aggressive Growth Portfolio. Ms. Snell is a Senior Vice President of SunAmerica and has been a portfolio manager with the firm since 1991.


Warburg, Pincus Counsellors, Inc. Warburg is a professional investment counseling firm, incorporated in Delaware in 1970. Located at 466 Lexington Avenue, New York, New York 10017-3147, Warburg provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1996, Warburg managed approximately $16.8 billion in assets. Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., a New York general partnership. E.M. Warburg, Pincus & Co., Inc. controls Warburg through its ownership of a class of voting preferred stock of Warburg.



The Portfolio Managers of Warburg's portion of the Aggressive Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a senior managing director of E.M. Warburg, Pincus & Co., Inc. and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a managing director of E.M. Warburg, Pincus & Co., Inc. and has been a Portfolio Manager of Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.


MID-CAP GROWTH PORTFOLIO

The Advisers for the Mid-Cap Growth Portfolio are MAS, PBA and T. Rowe Price.


Miller Anderson & Sherrerd, LLP. MAS, a Pennsylvania limited liability partnership founded in 1969, is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Group Inc. is MAS's sole general partner, and Morgan Stanley Asset Management Holdings, Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. are MAS's limited partners. As of April 19, 1996, MAS had in excess of $35 billion in assets under management.

Arden C. Armstrong serves as Portfolio Manager for MAS's portion of the Mid-Cap Growth Portfolio. Ms. Armstrong joined MAS as a Portfolio Manager in 1986.

Pilgrim Baxter & Associates, Ltd. PBA, a Delaware corporation, is located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087, and is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. PBA provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The controlling shareholder of PBA is United Asset Management Corporation ('UAM'), an NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. As of June 30, 1996, PBA had assets under management of approximately $12 billion.

Gary L. Pilgrim, Bruce J. Muzina and James D. McCall serve as Portfolio Managers for PBA's portion of the Mid-Cap Growth Portfolio. Mr. Pilgrim has served as the Chief Investment Officer for PBA for the past six years, and has been its President since 1993. He is also a chartered financial analyst. Mr. Muzina joined PBA in 1985 from Citibank, where he was Vice President/Portfolio Manager of U.S. equity portfolios for international institutional accounts. Mr. McCall, also a chartered financial analyst, was Vice President of Provident Mutual Management, Inc. from May 1986 to March 1992, and the Vice President of the Trust Investment Division for First Maryland Bank Corporation from May 1992 to October 1994. He joined PBA in November 1994.

T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe

                                                                              31
                                                  Style Select Series(Trademark)

Price and its affiliates managed over $75 billion for over three and a half million individual and institutional investor accounts as of December 31, 1995.
T. Rowe Price is a publicly traded company.

T. Rowe Price's portion of the Mid-Cap Growth Portfolio is advised by an Investment Advisory Committee composed of Brian W.H. Berghuis, Chairman, Marc L. Baylin, James A.C. Kennedy and John F. Wakeman. Mr. Berghuis has day-to-day responsibility for managing the assets and works with the committee in developing and executing the investment program. Mr. Berghuis has been managing investments since 1988, and joined T. Rowe Price in 1985.

VALUE PORTFOLIO

The Advisers for the Value Portfolio are Davis, Neuberger&Berman and Strong. Schafer, pursuant to a subcontract with Strong, serves as Adviser to Strong's portion of Value Portfolio.

Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East March Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of June 30, 1996 Davis had assets under management of approximately $5.3 billion. In performing its investment advisory services, Davis, while remaining ultimately responsible for its management of the portion of the assets of the Value Portfolio allocated to it, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers--NY, Inc.) in performing such services.

Shelby M.C. Davis serves as the primary Portfolio Manager for Davis' portion of the Value Portfolio. Since 1969, he has been a director of Davis' general partner. Christopher C. Davis serves as the portfolio co-manager. He has been employed by Davis since September 1989 as an assistant portfolio manager and research analyst.

Neuberger&Berman, LLC Neuberger&Berman is a New York limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger&Berman has been in the investment advisory business since 1939. As of September 30, 1995 Neuberger&Berman and its affiliates, had assets under management of approximately $37.6 billion.

Michael M. Kassen and Robert I. Gendelman serve as Portfolio Managers to Neuberger&Berman's portion of the Value Portfolio. Mr. Kassen has been Managing Director since January 1994 and a Vice President and Portfolio Manager since June 1990, of Neuberger&Berman Management, Inc. and a general partner of Neuberger&Berman since January 1993. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an Assistant Vice President of Neuberger&Berman Management, Inc. He was a portfolio manager for another mutual fund manager from 1992 to 1993 and was managing partner of an investment partnership from 1988 to 1992.

Strong Capital Management, Inc. Strong is a Wisconsin corporation, with a principal mailing address at P.O. Box 2936, Milwaukee, Wisconsin 53201, and since it began conducting business in 1974, Strong's principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. Mr. Richard S. Strong is the controlling shareholder of Strong. As of July 31, 1996, Strong had over $20 billion under management. Pursuant to an agreement between Strong and Schafer, under which Schafer manages Strong's portion of Value Portfolio, SunAmerica pays an advisory fee directly to Strong, and Strong pays Schafer's fee.

Schafer Capital Management, Inc. Schafer is a Delaware corporation, located at 645 Fifth Avenue, New York, New York 10022, and serves as investment adviser to a number of equity accounts. An affiliate of Schafer, Schafer Cullen Capital Management, Inc. serves as investment adviser to equity accounts for individuals, tax-exempt equity accounts, charitable foundation accounts and other equity accounts. David K. Schafer is Schafer's controlling person (within the meaning of the 1940 Act) and sole shareholder. As of July 31, 1996, Schafer had assets under management of approximately $395 million.

David K. Schafer serves as the Portfolio Manager of Strong's portion of the Value Portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer founded Schafer in 1984, and is the President of Schafer and also a minority shareholder of Schafer Cullen Capital Management, Inc.

INTERNATIONAL EQUITY PORTFOLIO

The Advisers for the International Equity Portfolio are Rowe-Fleming, Strong and Warburg.

Rowe Price-Fleming International, Inc. Rowe-Fleming is a Maryland corporation, incorporated in 1979 as a

32
Style Select Series(Trademark)

joint venture between T. Rowe Price and Robert Flemings Holding Limited ('Flemings'). It is located at 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price, Flemings and Jardine Fleming Group Limited ('Jardine Fleming') are the owners of Rowe-Fleming. The common stock of Rowe-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Rowe-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming. As of December 31, 1995, Rowe-Fleming managed over $22 billion of foreign assets.

The Portfolio Managers for Rowe-Fleming's portion of the International Equity Portfolio are Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark Bickford-Smith, Mark J.T. Edwards, John R. Ford and James B.M. Seddon. Martin Wade joined Rowe-Fleming in 1979 and has 26 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Christopher Alderson joined Rowe-Fleming in 1988 and has nine years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Rowe-Fleming in 1988 and has 20 years of experience managing multi-currency fixed income portfolios. Mark Bickford-Smith joined Rowe-Fleming in 1995 and has ten years of experience in investment management with the Fleming Group in Tokyo. Mark Edwards joined Rowe-Fleming in 1986 and has 14 years of experience in financial analysis. John Ford joined Rowe-Fleming in 1982 and has 15 years of experience with Fleming Group in research and portfolio management. James Seddon joined Rowe-Fleming in 1987 and has 10 years of experience in portfolio management.

Strong Capital Management, Inc.  For a description of Strong, see 'Value

Portfolio' above. Anthony L.T. Cragg serves as Portfolio Manager for Strong's portion of the International Equity Portfolio. Mr. Cragg joined Strong in April 1993 to develop Strong's international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments.

Warburg, Pincus Counsellors, Inc. For a description of Warburg, see 'Aggressive Growth Portfolio' above. Richard H. King is Portfolio Manager of Warburg's portion of the International Equity Portfolio, and Nicholas P.W. Horsley, P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride are associate portfolio managers. From 1984 until 1988, Mr. King was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East Equity Investments at N.M. Rothschild International Asset Management, a London merchant bank. He has been a managing director of E.M. Warburg, Pincus & Co., Inc. since 1989.

The Distributor. SunAmerica Capital Services, Inc. (the 'Distributor'), an indirect wholly owned subsidiary of SunAmerica Inc., acts as distributor of the shares of each Portfolio pursuant to the Distribution Agreement between the Distributor and the Fund on behalf of each Portfolio. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Portfolio shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers in connection with sales of shares of the Fund. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise

                                                                              33
                                                  Style Select Series(Trademark)

(such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of SunAmerica based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Directors will consider appropriate modifications to the operations of the Portfolios, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.


Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted distribution plans hereinafter referred to as the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' and collectively as the 'Distribution Plans.' In adopting each Distribution Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Portfolios and the shareholders of each respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.


Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.


Administrator. The Fund has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ('SAFS'), an indirect wholly owned subsidiary of SunAmerica, Inc., assists the transfer agent in providing shareholder service and may receive reimbursement from the Fund of its costs in providing such services through a fee approved annually by the Directors. For providing services rendered, SAFS receives an annual fee of 0.22%, subject to annual approval by the Directors.

34
Style Select Series(Trademark)

Purchase of Shares
--------------------------------------------------------------------------------

General. Shares of each of the Portfolios are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares and certain Class A shares).

The minimum initial investment in each Portfolio is $500 and the minimum subsequent investment is $100. However, for Individual Retirement Accounts ('IRAs'), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and the minimum subsequent investment is $25.

The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors should consult their investment adviser for help in determining which class of shares is most appropriate for them. Generally, investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class C shares. Shareholders who purchase $1,000,000 or more of shares of the Portfolios should purchase only Class A shares. Investors making small investments might consider Class B or Class C shares because 100% of the purchase price is invested immediately. Investors should consider the CDSC period and any conversion rights in the context of their investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Accordingly, Class B shares may be more appropriate than Class C shares for investors with a longer term investment time frame. Dealers may receive different levels of compensation depending on which class of shares they sell.

Upon making an investment in shares of a Portfolio, an open account will be established under which shares of the applicable Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ('State Street') and its affiliate, National Financial Data Services ('NFDS') (collectively, the 'Transfer Agent'). Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:

                                                                    CONCESSION TO
                                               SALES CHARGE            DEALERS
                                          ----------------------    -------------
                                            % OF         % OF           % OF
                                          OFFERING    NET AMOUNT      OFFERING
           SIZE OF PURCHASE                PRICE       INVESTED         PRICE
---------------------------------------   --------    ----------    -------------
Less than
  $50,000..............................    5.75%        6.10%           5.00%
$50,000 but less than $100,000.........    4.75%        4.99%           4.00%
$100,000 but less than $250,000........    3.75%        3.90%           3.00%
$250,000 but less than $500,000........    3.00%        3.09%           2.25%
$500,000 but less than $1,000,000......    2.10%        2.15%           1.35%
$1,000,000 or more.....................     None         None         see below

No sales charge is payable at the time of purchase on investments of $1 million or more. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a CDSC. However, one-half of the commission paid with respect to such a purchase is subject to forfeiture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions

                                                                              35
                                                  Style Select Series(Trademark)

and then other shares held the longest are redeemed first.

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica, Inc. and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Portfolios. For more information about 'Rights of Accumulation,' the 'Letter of Intent,' 'Combined Purchase Privilege' and 'Reduced Sales Charges for Group Purchases,' see the Statement of Additional Information.

Class B Shares. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any Class A shares in the shareholder's Portfolio account, second of any Class B shares in such account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of Class B shares held for more than six years and fourth of such shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.

                             CONTINGENT DEFERRED SALES
                              CHARGE AS A PERCENTAGE
   YEAR SINCE PURCHASE        OF DOLLARS INVESTED OR
     PAYMENT WAS MADE           REDEMPTION PROCEEDS
--------------------------   -------------------------
First.....................               4%
Second....................               4%
Third.....................               3%
Fourth....................               3%
Fifth.....................               2%
Sixth.....................               1%
Seventh and thereafter....               0%

Other CDSC Information. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.

Conversion Feature--Class B Shares. Class B shares (including a pro-rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such shares will no longer be subject to the higher distribution fee of

Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

Class C Shares. Class C shares are offered at net asset value. Certain redemptions of Class C shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for calculating the CDSC for Class B shares. See 'Class B Shares' above.

Waiver of CDSC. The CDSC applicable to Class B and Class C shares will be waived in connection with redemptions that are (a) requested within one year

36
Style Select Series(Trademark)

of the death or the initial determination of disability of a shareholder; (b) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made; and (c) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Portfolio shares. See the Statement of Additional Information for further information concerning conditions with respect to (a) above. For information on the waiver of the CDSC contact Shareholder/Dealer services at (800) 858-8850.

Additional Purchase Information. All purchases are confirmed to each shareholder. The Fund reserves the right to reject any purchase order and may at any time discontinue the sale of any class of shares of any Portfolio.

Shares of the Portfolios may be purchased through the Distributor or SAFS, by check or federal funds wire and through a dollar cost averaging program. Checks should be made payable to the specific Portfolio of the Fund or, for retirement plan accounts for which SunAmerica or its affiliates serve as fiduciary, to 'Resources Trust Company.' Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's account number for the Portfolio should appear on the check. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement.

Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See 'Additional Information Regarding Purchase of Shares' in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.

Redemption of Shares
--------------------------------------------------------------------------------

Shares of any Portfolio may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemption request in proper form. Any capital gain or loss realized by a shareholder upon any redemption of shares will be recognized for federal income tax purposes, subject to certain loss deferral rules. See 'Dividends, Distributions and Taxes.'

Regular Redemption. Shareholders may redeem their shares by sending a written request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. All written requests for redemption must be endorsed by the shareholder(s) with signature(s) guaranteed by an 'eligible guarantor institution' which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words 'Signature Guaranteed' must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.

Repurchase Through The Distributor. The Distributor is authorized, as agent for the Portfolios, to offer to

                                                                              37
                                                  Style Select Series(Trademark)

repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after 4:00 P.M., Eastern time, will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such service charge. The offer to repurchase may be suspended at any time, as described below.

Telephone Redemption. The Fund accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Fund for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the name of the Portfolio, (iv) the amount to be redeemed and (v) the name of the person(s) requesting the redemption. The Fund reserves the right to terminate or modify the telephone redemption service at any time.

Systematic Withdrawal Plan. Shareholders who have invested at least $5,000 in any of the Portfolios may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling
Shareholder/Dealer Services at (800) 858-8850.

General. Normally payment is made on the next business day for shares redeemed, but in any event, payment is made by check within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Portfolio may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Because of the high cost of maintaining smaller shareholder accounts, the Portfolio may redeem, on at least 60 days' written notice and without shareholder consent, any account that has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the applicable Portfolio may impose a $2.00 monthly charge on accounts below the minimum account size.

If a shareholder redeems shares of any class of a Portfolio and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class C shares), all or any part of the redemption proceeds in shares of the Portfolio at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

38
Style Select Series(Trademark)

Exchange Privilege
--------------------------------------------------------------------------------

General. Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Fund that offers such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial investment requirements and can only be effected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SunAmerica Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be 'tacked' with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be 'tacked' with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Restrictions on Exchanges. Because excessive trading (including short-term 'market timing' trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a 'market timing' strategy may be disruptive to the Portfolio and may therefore be refused.

Finally, as indicated under 'Purchase of Shares', the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

                                                                              39
                                                  Style Select Series(Trademark)

Portfolio Transactions, Brokerage and Turnover
--------------------------------------------------------------------------------

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. In the over-the-counter market, securities are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

As a general matter, the Advisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. The Advisers may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Each Portfolio has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Portfolio's long-term portfolio securities. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover rates for the Portfolio are not expected to exceed 200%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are currently treated as ordinary income.


Determination of Net Asset Value
--------------------------------------------------------------------------------

Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares of each class outstanding. Shares are valued each day as of the close of regular trading on the NYSE. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Directors.

40
Style Select Series(Trademark)

Performance Data
--------------------------------------------------------------------------------

Each Portfolio may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Total return is based on historical earnings and is not intended to indicate future performance.

Total return performance data may be advertised by each Portfolio. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and assumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. A Portfolio's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Portfolio may advertise total return performance for periods of time in addition to those noted above.

Although expenses for Class B and Class C shares may be higher than those for Class A shares, the performance of Class B and Class C shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions. Dividends from net investment income, if any, are paid at least annually. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. Dividends and distributions are paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

In addition to having the dividends and distributions of a Portfolio reinvested in shares of such Portfolio, a shareholder may, if he or she so elects on the New Account Application, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund or any other Portfolio of the Fund at the then-current net asset value of such fund(s).

The excess of net realized long-term capital gains over net capital losses ('net capital gains'), if any, will be distributed to the shareholders at least annually. Each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under the Code. While so qualified, the Fund and each of the Portfolios will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

Dividends of net investment income and distributions of any net realized short-term capital gain ('ordinary income dividends'), whether paid in cash or reinvested in shares of the Portfolios, are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of

                                                                              41
                                                  Style Select Series(Trademark)

such Portfolios will be eligible for the 70% dividends-received deduction. It generally is not anticipated that dividends paid by the International Equity Portfolio will qualify for the dividends-received deduction.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Income and capital gains received by each Portfolio with respect to foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may choose to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio may include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes.

No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Portfolio will report annually to its shareholders the amount per share of such withholding taxes. It is not anticipated that the Portfolios, other than the International Equity Portfolio, will qualify to elect to pass foreign taxes through to their shareholders.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale or exchange of such shares, which will be a long-term capital gain or loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any charges the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See 'Exchange Privilege'.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is

42
Style Select Series(Trademark)

correct and that the investor is not otherwise subject to backup withholding.


Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. Foreign shareholders are also urged to consult their own tax advisers regarding the foreign tax consequences of ownership of interests in a Portfolio. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information.

General Information
--------------------------------------------------------------------------------

Reports to Shareholders. The Fund sends to its shareholders audited annual and unaudited semi-annual reports for the Portfolios. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Fund a statement confirming transactions in the account.

Organization. The Fund, a corporation organized under the laws of the state of Maryland on July 3, 1996, is an open-end management investment company, commonly referred to as a mutual fund. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00). All of such shares of common stock are initially classified into four separate Portfolios known as the Aggressive Growth Portfolio, the Mid-Cap Growth Portfolio, the Value Portfolio and the International Equity Portfolio. All of the shares of each such Portfolio are initially classified into four classes: Class A, Class B, Class C or Class Z. Each such Portfolio initially consists of twenty-five million (25,000,000) shares of each class. Only Class A, Class B and Class C shares are currently being offered to the public.

The Fund does not hold annual shareholder meetings. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Directors when so requested in writing by the shareholders of record holding at least 10% of the Fund's outstanding shares. Each share of each Portfolio has equal voting rights on each matter pertaining to that Portfolio or matters to be voted upon by the Fund, except as noted above. Each share of each Portfolio is entitled to participate equally with the other shares of that Portfolio in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the classes, such dividends and proceeds are likely to be lower for Class B and Class C shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

Independent Accountants and Legal Counsel. Price Waterhouse LLP has been selected as independent accountants for the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Fund.

Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, SUNAMERICA, ANY ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                               STYLE SELECT SERIES
                       Statement of Additional Information
                               dated March 3, 1997

The SunAmerica Center                              General Marketing and
733 Third Avenue                                   Shareholder Information
New York, NY 10017-3204                            (800) 858-8850


         Style Select Series, Inc. (the "Fund") is a mutual fund consisting of four different investment portfolios: the Aggressive Growth Portfolio, the Mid-Cap Growth Portfolio, the Value Portfolio and the International Equity Portfolio (each, a "Portfolio"). Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, several separate and distinct investment styles.


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated March 3, 1997. To obtain a Prospectus, please call the Fund at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----

The Fund.....................................................      B-3
Investment Objectives and Policies...........................      B-3
Portfolio Turnover...........................................     B-30
Investment Restrictions......................................     B-31
Directors and Officers.......................................     B-32
Advisers, Distributor and Administrator......................     B-37
Portfolio Transactions and Brokerage.........................     B-42
Additional Information Regarding Purchase of Shares..........     B-43
Additional Information Regarding Redemption of Shares........     B-48
Determination of Net Asset Value.............................     B-49
Performance Data.............................................     B-50
Dividends, Distributions and Taxes...........................     B-54
Retirement Plans.............................................     B-58
Description of Shares........................................     B-59
Additional Information.......................................     B-60

Additional Information.......................................     B-60
Financial Statements.........................................     B-61
Appendix.....................................................     B-62

         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                   THE FUND


         The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of four Portfolios, each consisting of Class A, Class B, Class C and Class Z shares. Only Class A, Class B and Class C Shares are currently being offered to the public.


                      INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Portfolios are described in the Fund's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices which the Portfolios may employ, which are described under "Investment Techniques and Risk Factors" in the Prospectus, are discussed more fully below.

         Warrants. A Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

         Investment in Small, Unseasoned Companies. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Companies with market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

         Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

         Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

         Passive Foreign Investment Companies ("PFICs"). The Aggressive Growth Portfolio and International Equity Portfolio may invest in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income.

         U.S. Government Securities. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a component must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

         FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Certificates. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.

         Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a component invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

         Certain Risk Factors Relating to High-Yield Bonds. These bonds present certain risks which are discussed below:

             Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

             Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

             Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         Asset-Backed Securities. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.


         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Short-Term Debt Securities. As described in the Prospectus, in addition to its primary investments, a Portfolio may also invest in the following types of money market and short-term fixed-income securities:

             Money Market Securities - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

             Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

             Savings Association Obligations - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

             Commercial Paper - Short-term notes (up to 12 months) issued by corporations or governmental bodies. A Portfolio may only purchase commercial paper judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's Corporation ("Standard & Poor's") and by Moody's Investors Service ("Moody's"), or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a component may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

             Corporate Bonds and Notes - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

             Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities".

         Repurchase Agreements. A Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         Hedging and Income Enhancement Strategies. Each Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing such a covered call, up to 25% of a

Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be

"covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or
(v) reduce the risk of adverse currency fluctuations.

         A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolio may use is provided below.

Options

         Options on Securities. As noted above, each Portfolio may write and purchase call and put options on equity and debt securities.


         When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.


         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Options on Foreign Currencies. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         Options on Securities Indices. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

         Futures. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


         As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Options on Futures. As noted above, the Portfolio may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, forward contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

Forward Contracts

         A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.

Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Additional Information About Hedging Instruments and Their Use


         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

Regulatory Aspects of Hedging Instruments

         Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Tax Aspects of Hedging Instruments

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of stock, securities and certain financial instruments held for less than three months. This limitation may limit the ability of a Portfolio to engage in options transactions and, in general, to hedge investment risk or close out a hedge position.

Possible Risk Factors in Hedging

         In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         Illiquid and Restricted Securities. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

         Hybrid Instruments; Indexed/Structured Securities. Hybrid Instruments, including indexed or structured securities, have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

         When-Issued Securities and Firm Commitment Agreement. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a component; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy.

         Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

         Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         Dollar Rolls. Each Portfolio may enter into "dollar rolls" in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         Standby Commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors. In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Fund believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Directors. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

                              PORTFOLIO TURNOVER

         The portfolio turnover rate is calculated for each Portfolio by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. It is not anticipated that the annual rate of portfolio turnover will exceed 200%.

         High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.

                            INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

         1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

         2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

         3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

         4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

         5. Borrow money, except that (i) each Portfolio may borrow from banks in amounts up to 33 1/3 % of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and
(iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


         7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

         8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                            DIRECTORS AND OFFICERS



         The following table lists the Directors and executive officers of the Fund, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, and Style

Select Series, Inc. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.


                                 Position                     Principal Occupations
Name, Age and Address          with the Fund                    During Past 5 Years
---------------------          -------------                   ---------------------
S. James Coppersmith, 64       Director                   Director/Trustee of the Boston Stock Exchange,
Emerson College                                           Uno Restaurant Corp., Waban Corp.,
100 Beacon Street                                         Kushner-Locke Co., Chayron Inc.; Chairman of
Boston, MA 02116                                          the Board of Emerson College; formerly,
                                                          President and General Manager,
                                                          WCVB-TV, a division of the Hearst
                                                          Corporation, from 1982 to 1994
                                                          (retired); Director/Trustee of the
                                                          SunAmerica Mutual Funds and Anchor Series
                                                          Trust.

Samuel M. Eisenstat, 56        Chairman of the Board      Attorney in private practice; President and
430 East 86th Street                                      Chief Executive Officer, Abjac Energy
New York, NY  10028                                       Corporation; Director/Trustee of Atlantic
                                                          Realty Trust, UMB Bank and Trust (a
                                                          subsidiary of United Mizrachi Bank), North
                                                          European Royalty Trust, Volt Information
                                                          Sciences Funding, Inc. (a subsidiary of Volt
                                                          Information Sciences, Inc.) and Venture
                                                          Partners International (an Israeli venture
                                                          capital fund); Chairman of the Boards
                                                          of the Directors/Trustees of the
                                                          SunAmerica Mutual Funds and Anchor
                                                          Series Trust.

Stephen J. Gutman, 53          Director                   Partner and Chief Operating Officer of B.B.
515 East 79th Street                                      Associates LLC (menswear specialty retailing
New York, NY 10021                                        and other activities) since May 1989;
                                                          Director/Trustee of the SunAmerica
                                                          Mutual Funds and Anchor Series Trust.


                                 Position                     Principal Occupations
Name, Age and Address          with the Fund                    During Past 5 Years
---------------------          -------------                   ---------------------
Peter A. Harbeck*, 43          Director and President     Director and President, SunAmerica Asset
The SunAmerica Center                                     Management Corp. ("SunAmerica"); Director

733 Third Avenue                                          SunAmerica Capital Services, Inc. ("SACS"),
New York, NY  10017-3204                                  since February 1993; Director and President,
                                                          SunAmerica Fund Services, Inc. ("SAFS"),
                                                          since May 1988; President of the SunAmerica
                                                          Mutual Funds and Anchor Series Trust;
                                                          Executive Vice President and Chief Operating
                                                          Officer, SunAmerica, from May 1988 to
                                                          August 1995; Executive Vice President
                                                          SACS, from November 1991 to August 1995;
                                                          Director, Resources Trust Company.

Peter McMillan III*, 38        Director                   Executive Vice President and Chief Investment
1 SunAmerica Center                                       Officer, SunAmerica Investments, Inc. since
Century City                                              August 1989; Director/Trustee of the
Los Angeles, CA  90067                                    SunAmerica Mutual Funds; Director, Resources
                                                          Trust Company.

Sebastiano Sterpa, 67          Director                   Founder of Sterpa Realty, Inc., a full service
Suite 200                                                 real estate firm since 1962; Chairman of the
200 West Glenoaks Blvd.                                   Sterpa Group, real estate investments and
Glendale, CA 91202                                        management company; Director/Trustee of the
                                                          SunAmerica Mutual Funds.

Stanton J. Feeley, 59          Executive Vice President   Executive Vice President and Chief Investment
The SunAmerica Center                                     Officer, SunAmerica, since February 1992;
733 Third Avenue                                          formerly, Senior Portfolio Manager, Delaware
New York, NY 10017-3204                                   Management Company, Inc., from December 1987
                                                          to February 1992.


                                 Position                     Principal Occupations
Name, Age and Address          with the Fund                    During Past 5 Years
---------------------          -------------                   ---------------------
P. Christopher Leary, 37       Vice President             Senior Vice President, SunAmerica, since
The SunAmerica Center                                     January 1994; Vice President and Senior
733 Third Avenue                                          Portfolio Manager, SunAmerica, since June
New York, NY 10017-3204                                   1991; Fixed Income Portfolio Manager,
                                                          SunAmerica, since October 1990.

Nancy Kelly, 45                Vice President             Vice President and Head Trader, SunAmerica,
The SunAmerica Center                                     since April 1994; Formerly Vice President,
733 Third Avenue                                          Whitehorne & Co. Ltd. (1991-1994); Sales
New York, NY 10017-3204                                   Trader, Lynch, Jones and Ryan (1992-1994).

Robert M. Zakem, 39            Secretary                  Senior Vice President and General Counsel,
The SunAmerica Center                                     SunAmerica since April 1993; Executive Vice
733 Third Avenue                                          President and Director, SACS, since February
New York, NY 10017-3204                                   1993; Vice President, SAFS, since January

                                                          1994; Assistant Secretary, SunAmerica
                                                          Series Trust and Anchor Pathway Fund, since
                                                          September 1993; Secretary SunAmerica Income
                                                          Funds; formerly, Vice President and Associate
                                                          General Counsel, SunAmerica, March 1992 to April
                                                          1993; Associate, Piper & Marbury from 1989 to
                                                          1992.

Peter C. Sutton, 32            Treasurer                  Vice President, SunAmerica, since September
The SunAmerica Center                                     1994; Treasurer, SunAmerica Mutual Funds,
733 Third Avenue                                          since February 1996; Vice President,
New York, NY 10017-3204                                   SunAmerica Series Trust, Anchor Pathway Fund,
                                                          since October 1994; Controller, SunAmerica
                                                          Mutual Funds (March 1993 to February 1996);
                                                          Assistant Controller, SunAmerica Mutual Funds
                                                          (1990-1993).

         Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

         The Fund pays each Director who is not an interested person of the Fund or SunAmerica (each a "disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the aggregate of $40,000 in annual compensation for acting as director or trustee to all the retail funds in the SunAmerica Mutual Funds.

         In addition, each disinterested Director also serves on the Audit Committee of the Board of Directors. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SunAmerica Funds, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The Directors (and Trustees) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SunAmerica Mutual Funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


         As of December 12, 1996, the Directors and officers of the Fund owned in the aggregate less than 1% of the Fund's total outstanding shares.


         The following shareholders owned of record or beneficially 5% or more of the indicated Funds' shares outstanding as of December 12, 1996: Aggressive Growth Portfolio - Class A - SunAmerica Inc., Los Angeles, CA 90067 - owned beneficially 82.0%; Mid-Cap Growth Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned beneficially 96.3%; Class B - Kathryn Keller Thomas, Golden, CO 80403 - owned beneficially 6.4%; James L. Keller, Golden, CO 80403 - owned beneficially 12.8%; International Equity Portfolio - Class A - SunAmerica Inc., Los Angeles, CA 90067 - owned beneficially 91.9%; Class B - Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 - owned of record 5.4%; Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 - owned of record 5.8%; Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 - owned of record 5.8%; Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 - owned of record 5.8%; Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 - owned of record 5.8%; Value Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned beneficially 94.1%; Class B - Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 - owned of record 5.6%. A shareholder who owns, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Fund.

         The following table sets forth information summarizing the compensation that the Fund estimates that it will pay each disinterested Director for his services as Director for the fiscal year ending October 31, 1997. The Directors who are interested persons of the Fund receive no compensation.

                         ESTIMATED COMPENSATION TABLE*


                                                    Pension or Retirement
                           Aggregate                Benefits Accrued as             Total Compensation from
                           Compensation             Part of Fund                    Registrant and Fund
Director                   from Registrant          Expenses**                      Complex Paid to Directors**
-----------                ---------------          ------------                    --------------------------
S. James Coppersmith       $7,200                   N/A                             $65,000

Samuel M. Eisenstat        $7,520                   N/A                             $69,000
Stephen J. Gutman          $7,200                   N/A                             $65,000
Sebastiano Sterpa          $7,200                   N/A                             $43,333***


*      Assumes assets of $400 million at fiscal year end.
** Information is for the five investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds, Style Select Series and Anchor Series Trust.
***    Mr. Sterpa is not a trustee of Anchor Series Trust.


                    ADVISERS, DISTRIBUTOR AND ADMINISTRATOR

SunAmerica Asset Management Corp. SunAmerica, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement dated September 17, 1996 (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc. is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Century City, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

         Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

         Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

         The Management Agreement with respect to each Portfolio was approved by the Directors, including the Directors who are not parties to the Management Agreement or "interested persons" of any such party, on September 17, 1996, and by the sole initial shareholder of each Portfolio on November 15, 1996.


         SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Aggressive Growth Portfolio 1.90% for Class A shares and 2.55% for Class B and Class C shares, Mid-Cap Growth Portfolio 1.90% for Class A shares and 2.55% for Class B and Class C shares, Value Portfolio 1.90% for Class A shares and 2.55% for Class B and Class C shares and International Equity Portfolio 2.15% for Class A shares and 2.80% for Class B and Class C shares. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.


         The Management Agreement will continue in effect with respect to each Portfolio until September 16, 1998 unless terminated, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Management Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisers. The organizations identified in the Prospectus act as Advisers to the Fund and its Portfolios pursuant to the Subadvisory Agreements with SunAmerica.


         As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently, allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

         Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. Assuming a level of average daily net assets of $100 million for each Portfolio, it is estimated that the aggregate annual rates of the fees payable by SunAmerica to the Advisers for each Portfolio the first year of operation will be the following, expressed as a percentage of the average daily net assets of each Portfolio: Aggressive Growth Portfolio, .37%; Mid-Cap Growth Portfolio,
 .50%; Value Portfolio, .50%; and International Equity Portfolio, .63%. There can be no assurance that the Portfolios will achieve a level of average daily net assets in the amounts estimated.

         The Subadvisory Agreements were approved by the Directors, including a majority of the Directors who are not parties to the Subadvisory Agreements or "interested persons" of any such party, on September 17, 1996, and by the sole initial shareholder of each Portfolio on November 15, 1996. The Subadvisory Agreement between Strong and Schafer was approved by the Directors, including a majority of the Directors who are not parties to the Subadvisory Agreement or "interested persons" of any such party, on September 17, 1996, and becomes effective upon commencement of operation of the Fund.

         The Subadvisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Personal Trading. The Fund and SunAmerica have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Fund or SunAmerica. Among the guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica during the quarter.

         The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica.

The Distributor. The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

         The Distribution Agreement with respect to each Portfolio was approved by the Directors, including a majority of those Directors who are not "interested persons" of the Fund, on September 17, 1996. The Distribution Agreement will remain in effect until September 16, 1998 unless terminated, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Directors who are not "interested persons" of the Fund. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates and SunAmerica Securities, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the

Portfolios, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


Distribution Plans. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan", the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans"). Reference is made to "Management of the Fund - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.



         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.



         The Class A and Class B Distribution Plans with respect to each Portfolio were approved on September 17, 1996 by the Directors, including a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of such Distribution Plans (the "Independent Directors"). The Class C Distribution Plan with respect to each Portfolio was so approved by the Directors on __________,

199__.


         Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Independent Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution

Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

The Administrator. The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         The Directors, including a majority of the Directors who are not parties to the Service Agreement or "interested persons", as that term is defined in the 1940 Act, approved the Service Agreement with respect to each Portfolio, on September 17, 1996. The Service Agreement will remain in effect until September 16, 1998 and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS will receive a fee from the Fund subject to review and approval by the Directors. This fee represents the full cost of providing shareholder and transfer agency services to the Fund. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges which would be paid by the Fund). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


         Shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares, and certain Class A shares). Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Portfolio shares.



Waiver of Contingent Deferred Sales Charges. As discussed under "Purchase of Shares" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:


         Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account.
The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

         Disability. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended). To be eligible for such waiver,
(i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases through the Distributor. An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

Purchase by Check. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Shares of each Portfolio may be purchased directly through the Transfer Agent. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares.")

Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to 4:00 P.M., Eastern time, on a day the NYSE is open for business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after 4:00 P.M., Eastern time, the order will be effected on the next business day.

Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

         1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services at: (212) 551-5343.

         2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.


         3.   Instruct the bank to wire the specified amount to the Transfer
              Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolio may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

         Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

         (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

         (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);


         (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including 403(b) plans);

         (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         (vi)  group purchases as described below.

         A combined purchase currently may also include shares of other funds in the SunAmerica Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

         Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the

Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).


         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

         Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

         Net Asset Value Transfer Program. Investors may purchase Class A shares of a Portfolio at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of .50% of the amount invested, subject, however, to forfeiture in the event of a redemption during the fiscal year from the date of purchase. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program. This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                       DETERMINATION OF NET ASSET VALUE

         Each Portfolio calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares of such class outstanding. Shares are valued each day the NYSE is open as of the close of regular trading. The net asset value of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Fund receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

         Securities that are actively traded over-the-counter, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued on the basis of the bid prices provided by principal market makers. Securities listed on the NYSE or other national securities exchanges, other than those principally traded over-the-counter, are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Options traded on national securities exchanges are valued at the last sale price on such exchanges preceding the valuation, and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

         Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service.

         The above procedures need not be used to determine the value of debt securities owned by a Portfolio if, in the opinion of the Directors, some other method would more accurately reflect the fair market value of such debt securities in the quantities owned by such Portfolio. Securities for which quotations are not readily available and other assets are appraised at fair value, as determined pursuant to procedures adopted in good faith by the Directors. Short-term debt securities are valued at their current market value or fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Directors to be represented by amortized cost value, absent unusual circumstances. A pricing service may be utilized to value the Portfolio's assets under the procedures set forth above. Any use of a pricing service will be approved and monitored by the Directors. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offered prices of such currencies against U.S. dollars last quoted by any large New York bank which is a dealer in foreign currency.

         The values of securities held by the Portfolios, and other assets used in computing net asset value, are determined as of the time trading in such securities is completed each day, which in the case of foreign securities may be at a time prior to the close of regular trading on the NYSE. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of regular trading on the NYSE. When such events materially affect the values of securities held by the Portfolio or their liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Directors.

                               PERFORMANCE DATA

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.


         Average annual total return is determined separately for Class A, Class B and Class C shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:


                                          n
                                  P(1 + T)  = ERV

               P      =    a hypothetical initial purchase payment of $1,000
               T      =    average annual total return
               N      =    number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


         The above formula assumes that:


         1. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class C shares) is deducted from the initial $1,000 purchase payment;


         2. All dividends and distributions are reinvested at net asset value; and

         3. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

         Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

         a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

         b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

            Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

         c) The New York Stock Exchange composite or component indices --

unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

         d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         e) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices --measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

         f) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         g) Mutual Fund Source Book, published by Morningstar -- analyzes price, risk and total return for the mutual fund industry.

         h) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses which rate mutual fund performance over specified time periods.

         i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

         j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

         k) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

         l) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

         m) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

            Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

         n) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

         o) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         p) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

         q) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA". It is a value-weighted, total return index, including approximately 800 issues.

         r) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S.
Treasury/agency issues and mortgage pass-through securities.

         s) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

              Australian Dollars Netherlands Guilders
              Canadian Dollars                          Swiss Francs
              European Currency Units                   UK Pound Sterling
              French Francs                             U.S. Dollars
              Japanese Yen                              German Deutsche Marks

         t) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

         u) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

         v) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

         w) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

         x) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         y) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         z) Russell 2000 and 3000 Indices -- represents the top 2,000 and the next 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         aa) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures.

Specifically, a Portfolio may compare its performance to that of certain indices which include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains in excess of any net short-term capital losses. The current policy of each Portfolio is to pay investment income dividends, if any, at least annually. Each Portfolio intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.


         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the Ex or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.


Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than 3 months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by a Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

         Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. It is not anticipated that the dividends paid by the International Equity Portfolio will be eligible for the dividends-received deduction. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares, and are not eligible for the dividends received deduction for corporations.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of a Portfolio held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio (other than the International Equity Portfolio) will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Portfolio shares. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Each Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Portfolio may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

         The Fund may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that the Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, the Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                           RETIREMENT PLANS

         Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Sections 501(c)(3) of the Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

Individual Retirement Accounts (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount if any, entitled to be contributed on a deductible basis, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

Salary Reduction Simplified Employee Pension. This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

                         DESCRIPTION OF SHARES

         Ownership of the Fund is represented by shares of common stock. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).

         Currently, four Portfolios of shares of the Fund have been authorized pursuant to the Articles: the Aggressive Growth Portfolio, the Mid-Cap Growth Portfolio, the Value Portfolio and the International Equity Portfolio. Each Portfolio has been divided into four classes of shares, designated as Class A, Class B, Class C and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.


         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee,
(iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) Class C shares are subject to a CDSC, and an ongoing account maintenance and service fee, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.


         The Articles provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provide that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund. The Fund shall continue, without limitation of time, subject to the provisions in the Articles concerning termination by action of the shareholders.


                        ADDITIONAL INFORMATION

Computation of Offering Price per Share



         The following is the offering price calculation for each Class of shares of each Portfolio. The Class A and Class B calculations are based on the value of each Portfolio's net assets and number of shares outstanding on the date such shares were first offered for sale to public investors. The Class C calculations are based on the estimated value of each Portfolio's net assets and number of Class C shares outstanding on the date such shares are first offered for sale to public investors.




         ------------ ------------ ------------- ------------ ------------ -------------------------
                           Aggressive Growth Portfolio              Mid-Cap Growth Portfolio
                        -----------------------------------      ------------------------------
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
                        Class A      Class B       Class C      Class A      Class B      Class C

         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Net Assets       $12,500       $12,500      $12,500      $12,500      $12,500      $12,500
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Number of          1,000         1,000        1,000        1,000        1,000        1,000
         Shares
          Outstanding
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Net Asset         $12.50        $12.50       $12.50       $12.50       $12.50       $12.50
         Value Per
          Share
         (net assets
          divided
         by number
          of shares)
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Sales               0.76          None         None         0.76         None         None
         charge for
          Class A
         Shares:
          5.75% of
         offering
          price (6.10%
         of net
          asset
         value per
          share)*
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Offering          $13.26        $12.50       $12.50       $13.26       $12.50       $12.50
         Price
         ------------ --------------------------------------- --------------------------------------

-----------------------
*Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

         ------------ --------------------------------------- --------------------------------------
                                 Value Portfolio                 International Equity Portfolio
                          ------------------------------        ----------------------------------
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
                        Class A      Class B       Class C      Class A      Class B      Class C
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Net Assets       $12,500       $12,500      $12,500      $12,500      $12,500      $12,500
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Number of          1,000         1,000        1,000        1,000        1,000        1,000
         Shares
         Outstanding
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Net Asset         $12.50        $12.50       $12.50       $12.50       $12.50       $12.50
         Value Per
          Share
         (net assets
          divided
         by number
          of
         shares)
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Sales               0.76          None         None         0.76         None         None
         charge for
          Class A
         Shares:
          5.25% of
         offering
          price
         (5.54 of
         net asset
         value per
          share)*
         ------------ ------------ ------------- ------------ ------------ ------------ ------------
         Offering          $13.26        $12.50       $12.50       $13.26       $12.50       $12.50
         Price
         ------------ ------------ ------------- ------------ ------------ ------------ ------------

-----------------------

* Rounded to nearest one-hundred percent; assumes maximum sales charge is applicable.

Reports to Shareholders. The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. Price Waterhouse LLP serves as the Fund's independent accountants, and in that capacity, audits the annual financial statements of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agency. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Accountants and Legal Counsel. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Fund.

                             FINANCIAL STATEMENTS

         Set forth following this Statement of Additional Information is the Statement of Assets and Liabilities of Style Select Series, Inc., as of November 12, 1996.

                                   APPENDIX

                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody's Investor's Service's Corporate Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --  Leading market positions in well established industries
         --  High rates of return on funds employed
         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

         A Standards & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC       The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Style Select Series, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Style Select Series, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Aggressive Growth Portfolio, Mid-Cap Growth Portfolio, Value Portfolio and International Equity Portfolio (constituting Style Select Series, Inc., hereafter referred to as the "Fund") at November 12, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 12, 1996

Style Select Series, Inc.

Statement of Assets and Liabilities at November 12, 1996



                                                            Aggressive      Mid-Cap                        International
                                                              Growth         Growth          Value            Equity
                                                             Portfolio      Portfolio       Portfolio        Portfolio
                                                             ---------      ---------       ---------        ---------
ASSETS:

       Cash.........................................        $25,000          $25,000         $25,000         $25,000
       Deferred organization expenses (Note 1)......         75,000           75,000          75,000         $75,000

                                                             ------           ------          ------          ------
          Total Assets..............................        100,000          100,000         100,000         100,000
                                                            -------          -------         -------         -------
LIABILITIES:

       Organizational expenses payable (Note 1).....         75,000           75,000          75,000          75,000
       Commitments (Notes 1 and 2)..................            -0-              -0-             -0-             -0-
                                                            -------          -------         -------         -------
          Total Liabilities.........................         75,000           75,000          75,000          75,000
                                                             ------           ------          ------          ------
            Net Assets..............................        $25,000          $25,000         $25,000         $25,000
                                                            =======          =======         =======         =======
Net Asset Value Per Share

       Class A (25,000,000 shares authorized per
          class) ($12,500/1,000 net assets and
           shares outstanding for each portfolio
           respectively)............................         $12.50           $12.50          $12.50         $12.50
                                                             ======           ======          ======         ======
       Class B (25,000,000 shares authorized per
          class) ($12,500/1,0900 net assets and
           shares outstanding for each portfolio             $12.50           $12.50          $12.50         $12.50
           respectively)............................         ======           ======          ======         ======


                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENT

Note 1. Organization

Style Select Series, Inc. (the "Fund") is an open-end management investment company that was organized as a Maryland corporation on July 3, 1996. To date the Fund has had no transactions other than those relating to organizational matters and the sale of 8,000 shares of common stock at a price of $12.50 per share for $100,000 to SunAmerica Asset Management Corp. ("SunAmerica"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"). Organizational expenses of the Fund incurred prior to the offering of the Fund's shares will be paid by SunAmerica. It is currently estimated that SunAmerica will incur, and be reimbursed by the Fund for, approximately $300,000 in organizational expenses. These expenses will be deferred and amortized by the Fund on a straight-line basis over a period not to exceed five years from the commencement of the Fund's operations. In the event that, at any time during the five year period beginning with the commencement of operations, the initial shares acquired by SunAmerica are redeemed, by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of the redemption)

of the then unamortized deferred organizational expenses as of the date of such redemption.

         The Fund currently offers four separate investment portfolios (each a "Portfolio"): Aggressive Growth Portfolio, Mid-Cap Growth Portfolio, Value Portfolio and International Equity Portfolio. The investment objectives for each of the Portfolios are as follows:

         Aggressive Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of less than $1 billion.

         Mid-Cap Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of $1 billion to $5 billion.

         Value Portfolio seeks long-term growth of capital by investing primarily in equity securities using a "value" style of investing.

         International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

         Each Portfolio currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Act, except that Class B shares are subject to higher distribution fee rates.

Note 2. Investment Advisory and Management Agreement

         The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica, an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Aggressive Growth, Mid-Cap Growth and Value Portfolios, respectively, and 1.10% of the average daily net assets of the International Equity Portfolio.

         The organizations described below act as advisors to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the advisors manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following advisors is independent of SunAmerica (with the exception of the Aggressive Growth
Portfolio, for which SunAmerica acts as an advisor) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the advisors' fees. The advisors for Aggressive Growth Portfolio are Janus Capital Corporation; SunAmerica; and Warburg, Pincus Counsellors, Inc. The advisors for Mid-Cap Growth Portfolio are Miller Anderson & Sherrerd, LLP; Pilgrim Baxter & Associates, Ltd.; and T. Rowe Price Associates, Inc. The advisors for Value Portfolio are Davis Selected Advisers, L.P.; Neuberger & Berman, L.P.; and Strong Capital Management, Inc.
The advisors for International Equity Portfolio are Rowe Price-Fleming International, Inc.; Strong Capital Management, Inc.; and Warburg, Pincus Counsellors, Inc. Each advisor is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the advisor. Assuming a level of average daily net assets of $100 million for each Portfolio, it is estimated that the aggregate annual rates of the fees payable by SunAmerica to the advisors for each Portfolio the first year of operation will be the following, expressed as a percentage of the average daily net assets of each Portfolio: Aggressive Growth Portfolio, .37%; Mid-Cap Growth Portfolio,
 .50%; Value Portfolio, .50%; and International Equity Portfolio, .63%. There can be no assurance that the Portfolios will achieve a level of average daily net assets in the amount estimated.

Note 3. Distribution Agreement and Service Agreement

         The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan" and the "Class B Plan." In adopting the Class A Plan and the Class B Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.


         Under the Class A Plan and Class B Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10% and 0.75%, respectively, of average daily net assets of such Portfolio's Class A or Class B shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or Class B Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. SACS also receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. Further, SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B shares.

         The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to reimburse SAFS for costs incurred in providing such services, is approved annually by the Directors.

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a)  Financial Statements.

                  The Financial Highlights set forth in Part A of the
Prospectus:

                  None

                  Contained in Part B of Registrant's Statement of Additional
                  Information:
                  Statement of Assets and Liabilities

(b)  Exhibit Number

          (1)(A) Articles of Incorporation of Registrant, as amended, are incorporated by reference to Exhibit 1(A) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.
          (1)(B) Articles Supplementary are incorporated by reference to Exhibit 1(B) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.
          (1)(C) Articles of Amendment are incorporated by reference to Exhibit 1(C) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.
          (1)(D) Articles of Amendment dated November 13, 1996 are incorporated by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.

          (2) By-Laws of Registrant are incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.

          (3)               Voting Trust Agreement. Inapplicable.

          (4)               Instruments Defining Rights of Shareholders.
                            Incorporated by reference to Exhibits 1 and 2 above are incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.

          (5)(a) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.



          (5)(b) Form of Subadvisory Agreement is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.



          (6) Distribution Agreement is incorporated by reference to Exhibit 6 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.



          (7) Disinterested Trustees and Directors' Retirement Plan is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.

          (8) Custodian Agreement. is incorporated by reference to Exhibit 8 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.


          (9)(a) Service Agreement between Registrant and SunAmerica Fund Services. is incorporated by reference to
                            Exhibit 9(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.

          (9)(b) Transfer Agency Agreement is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.



          (10) Opinion and Consent of Counsel. is/are incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.



          (11)              Consent of Independent Accountants.


          (12)              Financial Statements Omitted from Item 23.
                            Inapplicable.

          (13)              Initial Capitalization Agreement. Inapplicable.


          (14)              Model Retirement Plan. Inapplicable.



          (15)              Rule 12b-1 Plans are incorporated by reference to
                            Exhibit 15 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.



          (16)              Performance Computations. Inapplicable.



          (17)(a)           Other Exhibits
                            Powers of Attorney of Trustees and Officers are incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.


          (17)(b)           Financial Data Schedules. Inapplicable.

          (18) 18f-3 Plan is incorporated by reference to Exhibit 18 of Pre-Effective Amendment No. 1 on form N1-A, filed with the commission on November 14, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant.


         The Registrant sold 8,000 shares of the Registrant to SunAmerica Asset Management Corp.

Item 26. Number of Holders of Securities.

         As of December 12, 1996, the number of record holders of Style Select Series was as follows:

            Portfolio                 Title of Class   Number of Record Holders
            ---------                 --------------   ------------------------
            Aggressive Growth         Class A                280
            Portfolio                 Class B                198

            Mid-Cap Growth            Class A                82
            Portfolio                 Class B                153

            Value Portfolio           Class A                100
                                      Class B                168

            International Equity      Class A                92
            Portfolio                 Class B                149

Item 27. Indemnification.

Article V of the Registrant's By-Laws relating to the indemnification of officers and directors is quoted below.

                                    ARTICLE V

                                 INDEMNIFICATION

         5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

         5.02 Procedure for Indemnification. Any indemnification under Section
5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct,
(ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgement, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

         5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the

Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this ByLaw shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

         5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

         5.06 Severability; Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

                  (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


         (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 28. Business and other Connections of Investment Adviser.

         SunAmerica Asset Management Corp. ("SunAmerica"), the Investment Adviser of the Registrant, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.


         Miller Anderson & Sherrerd, LLP, Pilgrim Baxter & Associates, Ltd., T. Rowe Price Associates, Inc., Davis Selected Advisers, L.P., Neuberger&Berman, L.P., Strong Capital Management, Inc., Schafer Capital Management, Inc., Janus Capital Corporation, Warburg, Pincus Counsellors, Inc. and Rowe-Price Fleming International, Inc., the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the Advisers, and other required information:

                                                                File No.
                                                                --------
                  Miller Anderson & Sherrerd, LLP               801-10437

                  Pilgrim Baxter & Associates, Ltd.             801-48872

                  T. Rowe Price Associates, Inc.                801-856

                  Davis Selected Advisers, L.P.                 801-31648

                  Neuberger&Berman, L.P.                        801-3908


                  Strong Capital Management                     801-10724

                  Schafer Capital Management                    801-25825

                  Warburg, Pincus Counsellors, Inc.             801-07321

                  Janus Capital Corporation                     801-13991

                  Rowe-Price Fleming International              801-14713


Item 29. Principal Underwriters.

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                  SunAmerica Income Funds
                  SunAmerica Money Market Funds, Inc.
                  SunAmerica Equity Funds

         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:



                  Name and Principal           Position               Position with the
                  Business Address             With Underwriter       Registrant
                  ------------------           ----------------       ------------------
                  Peter A. Harbeck             Director               President &
                  The SunAmerica Center                               Director
                  733 Third Avenue
                  New York, NY 10017-3204

                  Gary H. Krat                 Director               None
                  The SunAmerica Center
                  733 Third Avenue
                  New York, NY 10017-3204

                  Joseph M. Tumbler            Director               None
                  SunAmerica Inc.
                  1 SunAmerica Center

                                      C-6

                  Century City
                  Los Angeles, CA 90067-6022

                  J. Steven Neamtz             President              None
                  The SunAmerica Center
                  733 Third Avenue
                  New York, NY 10017-3204

                  Robert M. Zakem              Executive Vice          Secretary and Chief
                  The SunAmerica Center        President and Director  Compliance Officer
                  733 Third Avenue
                  New York, NY 10017-3204

                  Susan L. Harris              Secretary               None
                  SunAmerica Inc.
                  1SunAmerica Center
                  Century City
                  Los Angeles, CA 90067-6022

                  Steven E. Rothstein          Treasurer               None
                  The SunAmerica Center
                  733 Third Avenue
                  New York, NY 10017-3204


(c)      Inapplicable.

Item 30. Location of Accounts and Records.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively act as custodian, transfer agent and dividend paying agent They maintain books, records and accounts pursuant to the instructions of the Fund.

         SunAmerica Asset Management Corp., ("SunAmerica") is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SunAmerica has contracted with Callan Associates, Inc. ("Callan" to compile historical performance data relating to the Advisers, both individually and on a composite basis. Registrant's records relating thereto are maintained by Callan. Callan is located at 71 Stevenson Street, Suite 1300, San Francisco, CA 94105.


         Miller Anderson & Sherrerd, LLP is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.


         Pilgrim Baxter & Associates, Ltd. is located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

         T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Davis Selected Advisers, L.P. is located at 124 East March Street, Santa Fe, New Mexico, 87501.

         Neuberger&Berman, L.P. is located at 605 Third Avenue, New York, New York 10158-0180.

         Strong Capital Management, Inc. has a principal mailing address at P.O. Box 2936, Milwaukee, Wisconsin 53201.


         Schafer Capital Management is located at 645 Fifth Avenue, New York, New York 10022. Janus Capital Corporation is located at 100 Fillmore Street, Denver, Colorado 80296-4923.


         Warburg, Pincus Counsellors, Inc. is located at 466 Lexington Avenue, New York, New York, 10017-3147

         Rowe Price-Fleming International, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31. Management Services.

         None.

Item 32. Undertakings.

         Registrant hereby undertakes to:

         File a post-effective amendment, using financial statements which may not be certified, within four to six months of the effective date of Re-Effective Amendment No. 1.

         The Registrant will furnish each investor to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused the Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st of December 1996.


                                                       STYLE SELECT SERIES, INC.

                                                                      Registrant

                                                       By:
                                                          ----------------------


         Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A has been signed below by the following persons in their respective capacities and on the dates indicated.



        Signatures                               Title                          Date
        ----------                               -----                          ----
        /s/ Peter A. Harbeck                     President and Director         December 31, 1996
        ----------------------                   (Principal Executive
        Peter A. Harbeck                               Officer)

                 *                               Treasurer
        ----------------------                   (Principal Accounting and
        Peter C. Sutton                          Financial Officer)

                  *                              Director
        ----------------------
        Peter McMillan III

                  *                              Director
        ----------------------
        S. James Coppersmith

                  *                              Director
        ----------------------
        Samuel M. Eisenstat

                  *                              Director
        ----------------------
        Stephen J. Gutman

                  *                              Director
        ----------------------
        Sebastiano Sterpa

        *By: /s/Robert M. Zakem                                                 December 31, 1996
             ------------------
             Robert M. Zakem, Attorney-in-Fact